EXHIBIT 10.3
EXECUTION VERSION
AMENDMENT NO. 4
This AMENDMENT NO. 4, dated as of December 3, 2015 (together with all exhibits and schedules hereto, this “Amendment No. 4”), is entered into by MacDermid, Incorporated, a Connecticut corporation (“MacDermid”), Platform Specialty Products Corporation, a Delaware corporation (“PSP” and, together with MacDermid, the “US Borrowers”), MacDermid Agricultural Solutions Holdings B.V., a company organized under the laws of the Netherlands having its official seat in Amsterdam and registered with the Dutch trade register under number 61196029 (“BV Borrower”), Netherlands Agricultural Investment Partners LLC, a Delaware limited liability company (“NAIP” and, together with BV Borrower, the “Euro Tranche C-1 Borrowers”), MacDermid European Holdings B.V., a company organized under the laws of the Netherlands having its official seat in Etten-Leur and registered with the Dutch trade register under number 20086929 (“MEH BV”), MacDermid Funding LLC, a Delaware limited liability company (“MacDermid Funding” and, together with MEH BV, the “Euro Tranche C-2 Borrowers”; the Euro Tranche C-2 Borrowers, together with the Euro Tranche C-1 Borrowers and the US Borrowers, the “Borrowers”), certain subsidiaries of PSP party hereto, Barclays Bank PLC, as collateral agent and administrative agent (in such respective capacities, the “Collateral Agent” and the “Administrative Agent”; collectively, the “Agent”) and as an L/C Issuer and the Lenders party hereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
RECITALS
A.            On or prior to the Amendment No. 4 Funding Date (as defined below), PSP intends to consummate the acquisition (the “Alent Acquisition”; the consummation of the Alent Acquisition, the “Completion”) by MacDermid Performance Acquisitions Ltd., a private limited company registered in England and Wales and a wholly-owned subsidiary of PSP (“Bidco”), of all of the issued and to be issued Equity Interests of Alent plc, a public limited company registered in England and Wales (“Alent”), pursuant to a court-sanctioned scheme of arrangement which will be implemented under Part 26 of the U.K. Companies Act 2006, as amended, and in compliance with the City Code on Takeovers and Mergers (the “Alent Scheme of Arrangement”).
B.            Pursuant to the Second Amended and Restated Credit Agreement, dated as of August 6, 2014, by and among the US Borrowers, the Agent, the lending institutions parties thereto and the other agents and entities party thereto (as amended by (i) Amendment No. 2, dated as of August 6, 2014, by and among the US Borrowers, the Agent, the lending institutions parties thereto and the other agents and entities party thereto, (ii) Incremental Amendment No. 1, dated as of October 1, 2014, by and among the US Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto and (iii) Amendment No. 3, dated as of February 13, 2015, by and among the US Borrowers, the Euro Tranche C-1 Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), the Lenders have extended, and have agreed to extend, credit to the Borrowers, including the Term Loans, the Revolving Credit Loans and Revolving Credit Commitments (each as defined in the Credit Agreement).
C.            On the Amendment No. 4 Funding Date, (A) the US Borrowers shall (i) borrow, on a joint and several basis, new term loans denominated in Dollars in an aggregate principal amount of $1,045,000,000 from the parties to this Amendment No. 4 designated as a “Tranche B-3 Term Loan Lender” on such party’s signature page hereto (each, a “Tranche B-3 Term Loan Lender” and collectively, the “Tranche B-3 Term Loan Lenders”) incurred as a new tranche of term loans (the “Tranche B-3 Term Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Tranche B-3 Term Loan Lender severally agrees to fund an amount equal to its “Tranche B-3 Term

Loan Commitment” set forth on its signature page hereto, (ii) increase the size of the Dollar Revolving Credit Facility by an aggregate principal amount of $87,500,000 (for a total aggregate Dollar Revolving Credit Facility on the Amendment No. 4 Funding Date of $250,000,000) (the “New Dollar Revolving Credit Facility” and, the loans thereunder, the “New Dollar Revolving Credit Loans”) from the parties to this Amendment No. 4 designated as a “New Dollar Revolving Credit Lender” (each, a “New Dollar Revolving Credit Lender” and, collectively, the “New Dollar Revolving Credit Lenders”) on such party’s signature page hereto under and in accordance with Section 2.14 of the Credit Agreement, and each New Dollar Revolving Credit Lender agrees to provide the commitment (collectively, the “New Dollar Revolving Credit Commitments”) and from time to time fund up to an amount equal to its “New Dollar Revolving Credit Commitment” set forth on its signature page hereto and (iii) increase the size of the Multicurrency Revolving Credit Facility by an aggregate principal amount of $87,500,000 (for a total aggregate Multicurrency Revolving Credit Facility on the Amendment No. 4 Funding Date of $250,000,000) (the “New Multicurrency Revolving Credit Facility” and, the loans thereunder, the “New Multicurrency Revolving Credit Loans”) from the parties to this Amendment No. 4 designated as a “New Multicurrency Revolving Credit Lender” (each, a “New Multicurrency Revolving Credit Lender” and, collectively, the “New Multicurrency Revolving Credit Lenders”) on such party’s signature page hereto under and in accordance with Section 2.14 of the Credit Agreement, and each New Multicurrency Revolving Credit Lender agrees to provide the commitment (collectively, the “New Multicurrency Revolving Credit Commitments”) and from time to time fund up to an amount equal to its “New Multicurrency Revolving Credit Commitment” set forth on its signature page hereto, and (B) the Euro Tranche C-2 Borrowers shall borrow, on a joint and several basis, new term loans denominated in Euros in an aggregate principal amount of €300,000,000 from the parties to this Amendment No. 4 designated as a “Euro Tranche C-2 Term Loan Lender” on such party’s signature page hereto (each, a “Euro Tranche C-2 Term Loan Lender” and collectively, the “Euro Tranche C-2 Term Loan Lenders”) incurred as a new tranche of term loans (the “Euro Tranche C-2 Term Loans” and, together with the Tranche B-3 Term Loans, the New Dollar Revolving Credit Loans and the New Multicurrency Revolving Credit Loans, the “New Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Euro Tranche C-2 Term Loan Lender severally agrees to fund an amount equal to its “Euro Tranche C-2 Term Loan Commitment” set forth on its signature page hereto.
D.            (i) The Borrowers have requested (it being understood that this Amendment No. 4 shall constitute written notice of such request in accordance with Section 2.16 of the Credit Agreement) that the Revolving Credit Lenders agree to (a) convert their existing Dollar Revolving Credit Commitments (the “Initial Dollar Revolving Credit Commitments”) and existing Dollar Revolving Credit Loans (the “Initial Dollar Revolving Credit Loans”) to a new Tranche of Dollar Revolving Credit Commitments (the “Amendment No. 4 Extended Dollar Revolving Credit Commitments”) and Dollar Revolving Credit Loans (the “Amendment No. 4 Extended Dollar Revolving Credit Loans”) having a Revolving Credit Maturity Date that is one year later than the Revolving Credit Maturity Date of the Initial Dollar Revolving Credit Commitments and the Initial Dollar Revolving Credit Loans and (b) convert their existing Multicurrency Revolving Credit Commitments (the “Initial Multicurrency Revolving Credit Commitments” and, together with the Initial Dollar Revolving Credit Commitments, the “Initial Revolving Credit Commitments”) and existing Multicurrency Revolving Credit Loans (the “Initial Multicurrency Revolving Credit Loans” and, together with the Initial Dollar Revolving Credit Loans, the “Initial Revolving Credit Loans”) to a new Tranche of Multicurrency Revolving Credit Commitments (the “Amendment No. 4 Extended Multicurrency Revolving Credit Commitments”) and Multicurrency Revolving Credit Loans (the “Amendment No. 4 Extended Multicurrency Revolving Credit Loans”) having a Revolving Credit Maturity Date that is one year later than the Revolving Credit Maturity Date of the Initial Multicurrency Revolving Credit Commitments and Initial Multicurrency Revolving Credit Loans, in each case, in accordance with Section 2.16 of the Credit Agreement, and (ii) subject to the terms and conditions set forth herein and in the Credit Agreement, each Revolving Credit Lender that executes and delivers a signature page to this Amendment specifically consenting to this Amendment hereby agrees to such conversions and the other amendments effectuated pursuant hereto.
E.            The Borrowers, the other Loan Parties party hereto, the Agent, the L/C Issuer and the Lenders party hereto have agreed to amend the Credit Agreement as provided in Section 2 hereof on the Amendment No. 4 Funding Date.
F.            Each of the Borrowers and the Loan Parties party hereto (each, a “Reaffirming Party” and, collectively, the “Reaffirming Parties”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 4 (including the agreements set forth in Section 2 hereof becoming effective and the consummation of the transactions contemplated thereby) and desires to reaffirm its obligations pursuant to the Collateral Documents to which it is a party.
NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
SECTION 1.                 Funding.  Subject to the satisfaction (or waiver) of the conditions set forth in Section 5 hereof, on the Amendment No. 4 Funding Date, (i) each Tranche B-3 Term Loan Lender severally agrees to make Tranche B-3 Term Loans to the US Borrowers in Dollars in an amount equal to its “Tranche B-3 Term Loan Commitment” set forth on its signature page hereto, (ii) each Euro Tranche C-2 Term Loan Lender severally agrees to make Euro Tranche C-2 Term Loans to the Euro Tranche C-2 Borrowers in Euros in an amount equal to its “Euro Tranche C-2 Term Loan Commitment” set forth on its signature page hereto, (iii) each New Dollar Revolving Credit Lender severally agrees to provide revolving commitments and from time to time to make New Dollar Revolving Credit Loans to the US Borrowers in Dollars up to an amount equal to its “New Dollar Revolving Credit Commitment” set forth on its signature page hereto and (iv) each New Multicurrency Revolving Credit Lender severally agrees to provide revolving commitments and from time to time make New Multicurrency Revolving Credit Loans to the US Borrowers in the currencies set forth in the Credit Agreement up to an amount equal to its “New Multicurrency Revolving Credit Commitment” set forth on its signature page hereto; provided that the aggregate principal amount of New Dollar Revolving Credit Loans and New Multicurrency Revolving Credit Loans made on the Amendment No. 4 Funding Date shall not exceed $120,000,000.  Except as set forth in this Amendment No. 4, (i) the Tranche B-3 Term Loans shall have identical terms as the Tranche B Term Loans and Tranche B-2 Term Loans and shall otherwise be subject to the provisions of the Credit Agreement, (ii) the Euro Tranche C-2 Term Loans shall have identical terms as the Euro Tranche C-1 Term Loans and shall otherwise be subject to the provisions of the Credit Agreement, (iii) the New Dollar Revolving Credit Commitments and the New Dollar Revolving Credit Loans shall have identical terms as the Amendment No. 4 Extended Dollar Revolving Credit Commitments and the Amendment No. 4 Extended Dollar Revolving Credit Loans, respectively, and shall otherwise be subject to the provisions of the Credit Agreement and (iv) the New Multicurrency Revolving Credit Commitments and the New Multicurrency Revolving Credit Loans shall have identical terms as the Amendment No. 4 Extended Multicurrency Revolving Credit Commitments and the Amendment No. 4 Extended Multicurrency Revolving Credit Loans, respectively, and shall otherwise be subject to the provisions of the Credit Agreement.  The parties hereto hereby agree that, notwithstanding anything in the Credit Agreement to the contrary, (i) the initial Interest Period with respect to any Eurocurrency Rate Loans made on the Amendment No. 4 Funding Date shall commence on the Amendment No. 4 Funding Date and end on December 31, 2015 and (ii) the immediately following Interest Period with respect to any such Eurocurrency Rate Loans shall be for a period of one month commencing on January 1, 2016 and ending on January 31, 2016.

SECTION 2.                 Amendments to Credit Agreement as of the Amendment No. 4 Funding Date.  Effective as of the Amendment No. 4 Funding Date, the Credit Agreement shall be amended, in accordance with the provisions of Section 2.14, Section 2.16, Section 7.15(c) (solely with respect to the amendment in Section 2(ppp) below) and Section 11.01(i) (solely with respect to the amendment in Section 2(kkk) below) of the Credit Agreement, as follows:
(a)                 Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Applicable Rate” in its entirety as follows:
“Applicable Rate” means (a) with respect to any Tranche B Term Loan that is (i) a Eurocurrency Rate Loan, 4.50% per annum and (ii) a Base Rate Loan, 3.50% per annum, (b) with respect to any Tranche B-2 Term Loan that is (i) a Eurocurrency Rate Loan, 4.50% per annum and (ii) a Base Rate Loan, 3.50% per annum, (c) with respect to any Tranche B-3 Term Loan that is (i) a Eurocurrency Rate Loan, 4.50% per annum and (ii) a Base Rate Loan, 3.50% per annum, (d) with respect to any Euro Tranche C-1 Term Loan, 4.50% per annum, (e) with respect to any Euro Tranche C-2 Term Loan, 4.50% per annum, (f) with respect to any Revolving Loan that is (i) a Eurocurrency Rate Loan, 3.00% per annum and (ii) a Base Rate Loan, 2.00% per annum, (g) with respect to the Letter of Credit Fees, 3.00% per annum and (h) with respect to the Commitment Fee, 0.50% per annum.  Notwithstanding the foregoing, it is understood and agreed that for all periods prior to the Amendment No. 4 Funding Date, the “Applicable Rate” for all purposes was as set forth in the Credit Agreement as in effect immediately prior to Amendment No. 4.
(b)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Availability Period” in its entirety as follows:
“Availability Period” means the Initial Availability Period or the Amendment No. 4 Extended Availability Period, as the context may require.
(c)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Dollar Revolving Credit Borrowing” in its entirety as follows:
“Dollar Revolving Credit Borrowing” means (i) an Initial Dollar Revolving Credit Borrowing, (ii) an Amendment No. 4 Extended Dollar Revolving Credit Borrowing and (iii) any borrowing under any other Extended Dollar Revolving Tranche consisting of simultaneous Dollar Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period.
(d)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Dollar Revolving Credit Commitment” in its entirety as follows:
“Dollar Revolving Credit Commitment” means (i) the Initial Dollar Revolving Credit Commitment, (ii) the Amendment No. 4 Extended Dollar Revolving Credit Commitment and (iii) any other Extended Dollar Revolving Commitments, as the context may require.
(e)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Dollar Revolving Credit Facility” in its entirety as follows:
“Dollar Revolving Credit Facility” means the Initial Dollar Revolving Credit Facility and the Amendment No. 4 Extended Dollar Revolving Credit Facility.

(f)                  Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Dollar Revolving Credit Loan” in its entirety as follows:
“Dollar Revolving Credit Loan” means (i) the Initial Dollar Revolving Credit Loans, (ii) the Amendment No. 4 Extended Dollar Revolving Credit Loans and (iii) any other Extended Dollar Revolving Loans, as the context may require.
(g)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Domestic Subsidiary” in its entirety as follows:
“Domestic Subsidiary” means any Restricted Subsidiary that is organized under the laws of any political subdivision of the United States; provided that, for the avoidance of doubt, neither NAIP nor MacDermid Funding shall be treated as a Domestic Subsidiary.
(h)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loan Borrowers” in its entirety as follows:
“Euro Tranche Term Loan Borrowers” means the Euro Tranche C-1 Term Loan Borrowers and the Euro Tranche C-2 Term Loan Borrowers.
(i)                   Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loan Commitment” in its entirety as follows:
“Euro Tranche Term Loan Commitment” means the Euro Tranche C-1 Term Loan Commitment and the Euro Tranche C-2 Term Loan Commitment.
(j)                   Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loan Facility” in its entirety as follows:
“Euro Tranche Term Loan Facility” means the Euro Tranche C-1 Term Loan Facility and the Euro Tranche C-2 Term Loan Facility.
(k)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loans” in its entirety as follows:
“Euro Tranche Term Loans” means the Euro Tranche C-1 Term Loans and the Euro Tranche C-2 Term Loans.
(l)                   Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Euro Tranche Term Loan Lender” in its entirety as follows:
“Euro Tranche Term Loan Lender” means any Euro Tranche C-1 Term Loan Lender and any Euro Tranche C-2 Term Loan Lender.
(m)               Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Extended Dollar Revolving Tranche” in its entirety as follows:
“Extended Dollar Revolving Tranche” has the meaning specified in Section 2.16(a).
(n)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Facility” in its entirety as follows:

“Facility” means each of (a) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the “Term Loan Facility”), (b) the Tranche B-2 Term Loan Commitments and the Tranche B-2 Term Loans made thereunder (the “Tranche B-2 Term Loan Facility”), (c) the Tranche B-3 Term Loan Commitments and the Tranche B-3 Term Loans made thereunder (the “Tranche B-3 Term Loan Facility”), (d) the Euro Tranche C-1 Term Loan Commitments and the Euro Tranche C-1 Term Loans made thereunder (the “Euro Tranche C-1 Term Loan Facility”), (e) the Euro Tranche C-2 Term Loan Commitments and the Euro Tranche C-2 Term Loans made thereunder (the “Euro Tranche C-2 Term Loan Facility”), (f) any New Term Loan Facility, (g) the Initial Dollar Revolving Credit Commitments and the extensions of credit made thereunder (the “Initial Dollar Revolving Credit Facility”), (h) the Initial Multicurrency Revolving Credit Commitments and the extensions of credit made thereunder (the “Initial Multicurrency Revolving Credit Facility”), (i) the Amendment No. 4 Extended Dollar Revolving Credit Commitments and the extensions of credit made thereunder (the “Amendment No. 4 Extended Dollar Revolving Credit Facility”) and (j) the Amendment No. 4 Extended Multicurrency Revolving Credit Commitments and the extensions of credit made thereunder (the “Amendment No. 4 Extended Multicurrency Revolving Credit Facility”), as the context may require.
(o)               Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Interest Payment Date” in its entirety as follows:
“Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and in the case of any Term Loans, the applicable Term Loan Maturity Date, or in the case of Revolving Credit Loans, the applicable Revolving Credit Maturity Date; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and in the case of any Term Loans, the applicable Term Loan Maturity Date, or in the case of Revolving Credit Loans, the applicable Revolving Credit Maturity Date.
(p)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (iii) of the definition of “Interest Period” in its entirety as follows:
“(iii)            no Interest Period shall extend beyond, in the case of any Term Loans, the applicable Term Loan Maturity Date, or in the case of Revolving Credit Loans, the applicable Revolving Credit Maturity Date.”
(q)                Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Letter of Credit Expiration Date” in its entirety as follows:
“Letter of Credit Expiration Date” means the day that is five Business Days prior to the Amendment No. 4 Extended Revolving Credit Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).
(r)                  Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Loan Documents” in its entirety as follows:
“Loan Documents” means, collectively, this Agreement, each Note, each Issuer Document, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, each joinder agreement referred to in Section 2.14, each Subsidiary Joinder Agreement and the Collateral Documents.
(s)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Multicurrency Revolving Credit Borrowing” in its entirety as follows:

“Multicurrency Revolving Credit Borrowing” means (i) an Initial Multicurrency Revolving Credit Borrowing, (ii) an Amendment No. 4 Extended Revolving Credit Borrowing and (iii) any borrowing under any other Extended Multicurrency Revolving Tranche consisting of simultaneous Multicurrency Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period.
(t)                  Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Multicurrency Revolving Credit Commitment” in its entirety as follows:
“Multicurrency Revolving Credit Commitment” means (i) the Initial Multicurrency Revolving Credit Commitment, (ii) the Amendment No. 4 Extended Multicurrency Revolving Credit Commitment and (iii) any other Extended Multicurrency Revolving Commitments, as the context may require.
(u)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Multicurrency Revolving Credit Facility” in its entirety as follows:
“Multicurrency Revolving Credit Facility” means the Initial Multicurrency Revolving Credit Facility and the Amendment No. 4 Extended Multicurrency Revolving Credit Facility.
(v)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Multicurrency Revolving Credit Loan” in its entirety as follows:
“Multicurrency Revolving Credit Loan” means (i) the Initial Multicurrency Revolving Credit Loans, (ii) the Amendment No. 4 Extended Multicurrency Revolving Credit Loans and (iii) any other Extended Multicurrency Revolving Tranche, as the context may require.
(w)               Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “New Dollar Revolving Credit Loans” in its entirety as follows:
“New Dollar Revolving Credit Loans” has the meaning assigned to such term in Amendment No. 4.
(x)                  Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “New Multicurrency Revolving Credit Loans” in its entirety as follows:
“New Multicurrency Revolving Credit Loans” has the meaning assigned to such term in Amendment No. 4.
(y)                 Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “New Term Loan Facility” in its entirety as follows:
“New Term Loan Facility” has the meaning assigned to such term in Section 2.14(a) of this Agreement and shall include the Tranche B-2 Term Loan Facility, the Tranche B-3 Term Loan Facility, the Euro Tranche C-1 Term Loan Facility and the Euro Tranche C-2 Term Loan Facility, in each case, as increased from time to time (if applicable).
(z)                  Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Pro Rata Share” in its entirety as follows:

“Pro Rata Share” means, with respect to each Lender at any time, its Pro Rata Dollar Share, Pro Rata Multicurrency Share, Pro Rata Tranche B Share, Pro Rata Tranche B-2 Share, Pro Rata Tranche B-3 Share, Pro Rata Euro Tranche C-1 Share and Pro Rata Euro Tranche C-2 Share, as the context may require.
(aa)              Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Revolving Credit Maturity Date” in its entirety as follows:
“Revolving Credit Maturity Date” means (1) with respect to any Initial Revolving Credit Loan, the Initial Revolving Credit Maturity Date, (2) with respect to any Amendment No. 4 Extended Revolving Credit Loan, the Amendment No. 4 Extended Revolving Credit Maturity Date and (3) with respect to any Revolving Loan under any Extended Revolving Tranche, the earlier of (i) the maturity date set forth in the applicable Extension Amendment and (ii) the date of termination in whole of the Extended Revolving Commitments in respect of such Extended Revolving Tranche and the Letter of Credit Commitments pursuant to Section 2.06 or 9.02.
(bb)             Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:
“Term Loan” means the Tranche B Term Loans, the Tranche B-2 Term Loans, the Tranche B-3 Term Loans, the Euro Tranche C-1 Term Loans, the Euro Tranche C-2 Term Loans, the New Term Loans and/or the Extended Term Loans, as the context may require.
(cc)              Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan Borrowing” in its entirety as follows:
“Term Loan Borrowing” means a Borrowing comprised of Tranche B Term Loans, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche C-1 Term Loans, Euro Tranche C-2 Term Loans or New Term Loans, as the context may require.
(dd)             Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan Commitment” in its entirety as follows:
“Term Loan Commitment” means a Tranche B Term Loan Commitment, a Tranche B-2 Term Loan Commitment, a Tranche B-3 Term Loan Commitment, a Euro Tranche C-1 Term Loan Commitment, a Euro Tranche C-2 Term Loan Commitment or a New Term Loan Commitment, as the context may require.
(ee)              Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan Lender” in its entirety as follows:
“Term Loan Lender” means a Tranche B Term Loan Lender, a Tranche B-2 Term Loan Lender, a Tranche B-3 Term Loan Lender, a Euro Tranche C-1 Term Loan Lender, a Euro Tranche C-2 Term Loan Lender or a Lender in respect of a New Term Loan Facility, as the context may require.
(ff)                Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan Maturity Date” in its entirety as follows:
“Term Loan Maturity Date” means the Tranche B Maturity Date, Tranche B-2 Maturity Date, the Tranche B-3 Maturity Date, the Euro Tranche C-1 Maturity Date, the Euro Tranche C-2

Maturity Date, the New Term Loan Maturity Date or, with respect to any Extended Term Loan, the maturity date set forth in the applicable Extension Amendment, as the case may be.
(gg)             Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Tranche” in its entirety as follows:
“Tranche” means (a) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Tranche B Term Loans or Tranche B Term Loan Commitments, (2) Tranche B-2 Term Loans or Tranche B-2 Term Loan Commitments, (3) Tranche B-3 Term Loans or Tranche B-3 Term Loan Commitments, (4) Euro Tranche C-1 Term Loans or Euro Tranche C-1 Term Loan Commitments, (5) Euro Tranche C-2 Term Loans or Euro Tranche C-2 Term Loan Commitments, (6) New Term Loans with the same terms and conditions made on the same day and increased from time to time or (7) Extended Term Loans (of the same Extension Series) and (b) with respect to Revolving Credit Loans or commitments, refers to whether such Revolving Credit Loans or commitments are (1) Initial Dollar Revolving Credit Commitments or Initial Dollar Revolving Credit Loans, (2) Initial Multicurrency Revolving Credit Commitments or Initial Multicurrency Revolving Credit Loans, (3) Amendment No. 4 Extended Dollar Revolving Credit Commitments or Amendment No. 4 Extended Dollar Revolving Credit Loans, (4) Amendment No. 4 Extended Multicurrency Revolving Credit Commitments or Amendment No. 4 Extended Multicurrency Revolving Credit Loans or (5) Extended Revolving Loans or Extended Revolving Credit Commitments (of the same Extension Series).
(hh)             Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “US Borrower” in its entirety as follows:
“US Borrower” means any Borrower that is treated as a United States person within the meaning of Section 7701(a)(30) of the Code; provided that, for the avoidance of doubt, neither NAIP nor MacDermid Funding LLC shall be treated as a US Borrower.
(ii)                  Section 1.01 of the Credit Agreement is hereby further amended by adding the following defined terms in alphabetical order:
“Alent” means Alent plc, a public limited company registered in England and Wales.
“Alent Acquisition” means the acquisition by MacDermid Performance Acquisitions Ltd., a private limited company registered in England and Wales and a wholly-owned indirect Subsidiary of PSP, of all of the Equity Interests of Alent pursuant to the terms and conditions of the Alent Scheme of Arrangement.
“Alent Scheme of Arrangement” means the court-sanctioned scheme of arrangement which will be implemented under Part 26 of the U.K. Companies Act of 2006, as amended, between Alent and the holders of the Equity Interests of Alent in relation to the cancellation of the entire issued share capital of Alent and the subsequent issue of new shares in Alent to MacDermid Performance Acquisitions Ltd., a private limited company registered in England and Wales, as contemplated by the Alent Scheme Circular.
“Alent Scheme Circular” means the circular to the shareholders of Alent issued by Alent setting out in full the terms and conditions of the Alent Scheme of Arrangement.
“Amendment No. 4” means that certain Amendment No. 4, dated as of December 3, 2015, by and among the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the other parties thereto.

“Amendment No. 4 Extended Availability Period” means the period from and including the Amendment No. 4 Funding Date to but excluding the earliest of (a) the Amendment No. 4 Extended Revolving Credit Maturity Date, (b) the date of termination of the Amendment No. 4 Extended Revolving Credit Commitments pursuant to Section 2.06 and (c) the date of termination of the commitment of each Amendment No. 4 Extended Revolving Lender to make Amendment No. 4 Extended Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02.
“Amendment No. 4 Extended Dollar Revolving Credit Borrowing” means a borrowing consisting of simultaneous Amendment No. 4 Extended Dollar Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Amendment No. 4 Extended Dollar Revolving Lenders pursuant to Section 2.01.
“Amendment No. 4 Extended Dollar Revolving Credit Commitment” means, as to each Amendment No. 4 Extended Dollar Revolving Lender, its obligation to (a) make Amendment No. 4 Extended Dollar Revolving Credit Loans to the Revolving Credit Borrowers pursuant to Section 2.01 and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Amendment No. 4 Extended Dollar Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Amendment No. 4 Extended Dollar Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Amendment No. 4 Extended Dollar Revolving Credit Facility” has the meaning specified in the definition of “Facility”.
“Amendment No. 4 Extended Dollar Revolving Credit Loan” has the meaning specified in Section 2.01.
“Amendment No. 4 Extended Dollar Revolving Lender” means, at any time, any Lender that has an Amendment No. 4 Extended Dollar Revolving Credit Commitment or an outstanding Amendment No. 4 Extended Dollar Revolving Credit Loan at such time.
“Amendment No. 4 Extended Multicurrency Revolving Credit Borrowing” means a borrowing consisting of simultaneous Amendment No. 4 Extended Multicurrency Revolving Credit Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Amendment No. 4 Extended Multicurrency Revolving Lenders pursuant to Section 2.01.
“Amendment No. 4 Extended Multicurrency Revolving Credit Commitment” means, as to each Amendment No. 4 Extended Multicurrency Revolving Lender, its obligation to make Amendment No. 4 Extended Multicurrency Revolving Credit Loans to the Revolving Credit Borrowers pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Amendment No. 4 Extended Multicurrency Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Amendment No. 4 Extended Multicurrency Revolving Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Amendment No. 4 Extended Multicurrency Revolving Credit Facility” has the meaning specified in the definition of “Facility”.
“Amendment No. 4 Extended Multicurrency Revolving Credit Loan” has the meaning specified in Section 2.01.

“Amendment No. 4 Extended Multicurrency Revolving Lender” means, at any time, any Lender that has an Amendment No. 4 Extended Multicurrency Revolving Credit Commitment or an outstanding Amendment No. 4 Extended Multicurrency Revolving Credit Loan at such time.
“Amendment No. 4 Extended Revolving Credit Commitments” means the Amendment No. 4 Extended Dollar Revolving Credit Commitment and the Amendment No. 4 Extended Multicurrency Revolving Credit Commitment.
“Amendment No. 4 Extended Revolving Credit Loans” means the Amendment No. 4 Extended Dollar Revolving Credit Loans and the Amendment No. 4 Extended Multicurrency Revolving Credit Loans.
“Amendment No. 4 Extended Revolving Credit Maturity Date” means, with respect to any Amendment No. 4 Extended Revolving Credit Loan, the earlier of (i) June 7, 2019 and (ii) (x) in the case of the Amendment No. 4 Extended Dollar Revolving Credit Facility, the date of termination in whole of the Amendment No. 4 Extended Dollar Revolving Credit Commitments and the Letter of Credit Commitments pursuant to Section 2.06 or 9.02 and (y) in the case of the Amendment No. 4 Extended Multicurrency Revolving Credit Facility, the date of termination in whole of the Amendment No. 4 Extended Multicurrency Revolving Credit Commitments pursuant to Section 2.06 or 9.02.
“Amendment No. 4 Extended Revolving Lenders” means the Amendment No. 4 Extended Dollar Revolving Lenders and the Amendment No. 4 Extended Multicurrency Revolving Lenders.
“Amendment No. 4 Funding Date” has the meaning specified in Section 4 of Amendment No. 4.
“Euro Tranche C-1 Funding Borrower” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-1 Maturity Date” means June 7, 2020.
“Euro Tranche C-1 Obligation Aggregate Payments” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-1 Obligation Fair Share” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-1 Obligation Fair Share Contribution Amount” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-1 Obligation Fair Share Shortfall” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-1 Repayment Date” has the meaning specified in Section 2.07.
“Euro Tranche C-1 Term Loan” has the meaning specified in Section 2.01.
“Euro Tranche C-1 Term Loan Borrowers” means BV Borrower and NAIP.
“Euro Tranche C-1 Term Loan Commitment” means, as to each Euro Tranche C-1 Term Loan Lender, its obligation to make Euro Tranche C-1 Term Loans to the Euro Tranche C-1 Term

Loan Borrowers (i) pursuant to Amendment No. 2 on the Amendment No. 2 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on its signature page thereto under the caption “Euro Tranche Term Loan Commitment”, (ii) pursuant to Amendment No. 3 on the Amendment No. 3 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on its signature page thereto under the caption “Euro Tranche Term Loan Commitment”, (iii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto and (iv) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Euro Tranche C-1 Term Loan Commitments on the Amendment No. 3 Funding Date was €287,487,500.
“Euro Tranche C-1 Term Loan Facility” has the meaning specified in the definition of “Facility”.
“Euro Tranche C-1 Term Loan Lender” means, at any time, any Lender that has a Euro Tranche C-1 Term Loan Commitment or an outstanding Euro Tranche C-1 Term Loan at such time.
“Euro Tranche C-2 Funding Borrower” has the meaning set forth in Section 11.28(b).
“Euro Tranche C-2 Maturity Date” means June 7, 2020.
“Euro Tranche C-2 Obligation Aggregate Payments” has the meaning set forth in Section 11.28(b).
“Euro Tranche C-2 Obligation Fair Share” has the meaning set forth in Section 11.28(b).
“Euro Tranche C-2 Obligation Fair Share Contribution Amount” has the meaning set forth in Section 11.28(b).
“Euro Tranche C-2 Obligation Fair Share Shortfall” has the meaning set forth in Section 11.28(b).
“Euro Tranche C-2 Repayment Date” has the meaning specified in Section 2.07.
“Euro Tranche C-2 Term Loan” has the meaning specified in Section 2.01.
“Euro Tranche C-2 Term Loan Borrowers” means MEH BV and MacDermid Funding.
“Euro Tranche C-2 Term Loan Commitment” means, as to each Euro Tranche C-2 Term Loan Lender, its obligation to make Euro Tranche C-2 Term Loans to the Euro Tranche C-2 Term Loan Borrowers (i) pursuant to Amendment No. 4 on the Amendment No. 4 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on its signature page thereto under the caption “Euro Tranche C-2 Term Loan Commitment”, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto and (iii) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Euro Tranche C-2 Term Loan Commitments on the Amendment No. 4 Funding Date is €300,000,000.

“Euro Tranche C-2 Term Loan Facility” has the meaning specified in the definition of “Facility”.
“Euro Tranche C-2 Term Loan Lender” means, at any time, any Lender that has a Euro Tranche C-2 Term Loan Commitment or an outstanding Euro Tranche C-2 Term Loan at such time.
“Initial Availability Period” means the period from and including the Closing Date to but excluding the earliest of (a) the Initial Revolving Credit Maturity Date, (b) the date of termination of the Initial Revolving Credit Commitments pursuant to Section 2.06 and (c) the date of termination of the commitment of each Initial Revolving Credit Lender to make Initial Revolving Credit Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 9.02.
“Initial Dollar Revolving Credit Commitment” means, as to each Initial Dollar Revolving Lender, its obligation to (a) make Initial Dollar Revolving Credit Loans to the Revolving Credit Borrowers pursuant to Section 2.01 and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Initial Dollar Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Initial Dollar Revolving Credit Facility” has the meaning specified in the definition of “Facility”.
“Initial Dollar Revolving Lender” means, at any time, any Lender that has an Initial Dollar Revolving Credit Commitment or an outstanding Initial Dollar Revolving Credit Loan at such time.
“Initial Multicurrency Revolving Credit Commitment” means, as to each Initial Multicurrency Revolving Lender, its obligation to make Initial Multicurrency Revolving Credit Loans to the Revolving Credit Borrowers pursuant to Section 2.01, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Initial Multicurrency Revolving Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.
“Initial Multicurrency Revolving Credit Facility” has the meaning specified in the definition of “Facility”.
“Initial Multicurrency Revolving Lender” means, at any time, any Lender that has an Initial Multicurrency Revolving Credit Commitment or an outstanding Initial Multicurrency Revolving Credit Loan at such time.
“Initial Revolving Credit Commitments” means the Initial Dollar Revolving Credit Commitments and the Initial Multicurrency Revolving Credit Commitments, as the context may require.
“Initial Revolving Credit Lenders” means the Initial Dollar Revolving Lenders and the Initial Multicurrency Revolving Lenders, as the context may require.
“Initial Revolving Credit Loans” means the Initial Dollar Revolving Credit Loans and the Initial Multicurrency Revolving Credit Loans, as the context may require.

“Initial Revolving Credit Maturity Date” means, with respect to any Initial Revolving Credit Loan, the earlier of (i) June 7, 2018 and (ii) (x) in the case of the Initial Dollar Revolving Credit Facility, the date of termination in whole of the Initial Dollar Revolving Credit Commitments and the Letter of Credit Commitments pursuant to Section 2.06 or 9.02 and (y) in the case of the Initial Multicurrency Revolving Credit Facility, the date of termination in whole of the Initial Multicurrency Revolving Credit Commitments pursuant to Section 2.06 or 9.02.
“MacDermid Funding” means MacDermid Funding LLC, a Delaware limited liability company.
“MEH BV” means MacDermid European Holdings B.V., a company organized under the laws of the Netherlands having its official seat in Etten-Leur and registered with the Dutch trade register under number 20086929.
“Pro Rata Amendment No. 4 Extended Dollar Share” means, with respect to each Amendment No. 4 Extended Dollar Revolving Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Amendment No. 4 Extended Dollar Revolving Credit Commitment of such Amendment No. 4 Extended Dollar Revolving Lender at such time and the denominator of which is the aggregate amount of the Amendment No. 4 Extended Dollar Revolving Credit Commitments at such time; provided that if the commitment of each Amendment No. 4 Extended Dollar Revolving Lender to make Amendment No. 4 Extended Dollar Revolving Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 9.02, then the Pro Rata Amendment No. 4 Extended Dollar Share of each Amendment No. 4 Extended Dollar Revolving Lender shall be determined based on the Pro Rata Amendment No. 4 Extended Dollar Share of such Amendment No. 4 Extended Dollar Revolving Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. The initial Pro Rata Amendment No. 4 Extended Dollar Share of each Amendment No. 4 Extended Dollar Revolving Lender is set forth opposite the name of such Amendment No. 4 Extended Dollar Revolving Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Amendment No. 4 Extended Dollar Revolving Lender becomes a party hereto, as applicable.
“Pro Rata Euro Tranche C-1 Share” means, with respect to each Euro Tranche C-1 Term Loan Lender at any time, a percentage (carried out to the ninth decimal place) of the principal amount of the Euro Tranche C-1 Term Loan funded by such Euro Tranche C-1 Term Loan Lender.  The initial Pro Rata Euro Tranche C-1 Share of each Euro Tranche C-1 Term Loan Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Euro Tranche C-1 Term Loan Lender becomes a party hereto, as applicable.
“Pro Rata Euro Tranche C-2 Share” means, with respect to each Euro Tranche C-2 Term Loan Lender at any time, a percentage (carried out to the ninth decimal place) of the principal amount of the Euro Tranche C-2 Term Loan funded by such Euro Tranche C-2 Term Loan Lender.  The initial Pro Rata Euro Tranche C-2 Share of each Euro Tranche C-2 Term Loan Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Euro Tranche C-2 Term Loan Lender becomes a party hereto, as applicable.
“Pro Rata Tranche B-3 Share” means, with respect to each Tranche B-3 Term Loan Lender at any time, a percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B-3 Term Loan funded by such Tranche B-3 Term Loan Lender.  The initial Pro Rata Tranche B-3 Share of each Tranche B-3 Term Loan Lender is set forth opposite the name of such Lender on

Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche B-3 Term Loan Lender becomes a party hereto, as applicable.
“Tranche B-3 Maturity Date” means June 7, 2020.
“Tranche B-3 Repayment Date” has the meaning specified in Section 2.07.
“Tranche B-3 Term Loan” has the meaning specified in Section 2.01.
“Tranche B-3 Term Loan Borrowers” means PSP and MacDermid.
“Tranche B-3 Term Loan Commitment” means, as to each Tranche B-3 Term Loan Lender, its obligation to make Tranche B-3 Term Loans to the Tranche B-3 Term Loan Borrowers (i) pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Tranche B-3 Term Loan Lender’s name on Schedule 2.01 under the caption “Tranche B-3 Term Loan Commitment”, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, and (iii) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Tranche B-3 Term Loan Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The aggregate amount of Tranche B-3 Term Loan Commitments on the Amendment No. 4 Funding Date is $1,045,000,000.
“Tranche B-3 Term Loan Facility” has the meaning specified in the definition of “Facility”.
“Tranche B-3 Term Loan Lender” means, at any time, any Lender that has a Tranche B-3 Term Loan Commitment or an outstanding Tranche B-3 Term Loan at such time.
(jj)                 Section 1.01 of the Credit Agreement is hereby further amended by deleting the following defined terms in their entirety:  “Euro Funding Borrower”, “Euro Obligation Aggregate Payments”, “Euro Obligation Fair Share”, “Euro Obligation Fair Share Contribution Amount”, “Euro Obligation Fair Share Shortfall”, “Euro Tranche Maturity Date”, “Euro Tranche Repayment Date” and “Pro Rata Euro Tranche Share”.
(kk)              Section 2.01 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“2.01            The Loans.  Subject to the terms and conditions set forth herein, (i) each Tranche B Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B Term Loan”) to any Tranche B Term Loan Borrower on the Closing Date in Dollars in an aggregate amount of up to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment, (ii) each Tranche B-2 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-2 Term Loan”) to any Tranche B-2 Term Loan Borrower on the Amendment No. 3 Funding Date in Dollars in an aggregate amount of up to such Tranche B-2 Term Loan Lender’s Tranche B-2 Term Loan Commitment, (iii) each Tranche B-3 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-3 Term Loan”) to any Tranche B-3 Term Loan Borrower on the Amendment No. 4 Funding Date in Dollars in an aggregate amount of up to such Tranche B-3 Term Loan Lender’s Tranche B-3 Term Loan Commitment, (iv) each Euro Tranche C-1 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-1 Term Loan”) to any Euro Tranche C-1 Term Loan Borrower on the Amendment No. 2 Funding Date and the Amendment No. 3 Funding Date, as applicable, in Euros in an aggregate amount of up to such Euro Tranche C-1 Term Loan Lender’s Euro Tranche C-1 Term Loan Commitment and (v) each Euro Tranche C-2 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-2 Term Loan”) to any Euro Tranche C-2 Term Loan Borrower on the Amendment No. 4 Funding Date in Euros in an aggregate amount of up to such Euro Tranche C-2 Term Loan Lender’s Euro Tranche C-2 Term Loan Commitment.  Amounts repaid or prepaid in respect of Term Loans may not be reborrowed.  Tranche B Term Loans, Tranche B-2 Term Loans and Tranche B-3 Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Subject to the terms and conditions set forth herein, (i) each Initial Dollar Revolving Lender severally agrees to make revolving loans (each such loan, an “Initial Dollar Revolving Credit Loan”) in Dollars to each Revolving Credit Borrower from time to time, on any Business Day during the Initial Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Initial Dollar Revolving Credit Commitment, (ii) each Initial Multicurrency Revolving Lender severally agrees to make revolving loans (each such loan, an “Initial Multicurrency Revolving Credit Loan”) in Dollars or an Alternative Currency to each Revolving Credit Borrower from time to time, on any Business Day during the Initial Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Initial Multicurrency Revolving Credit Commitment, (iii) each Amendment No. 4 Extended Dollar Revolving Lender severally agrees to make revolving loans (each such loan, an “Amendment No. 4 Extended Dollar Revolving Credit Loan”) in Dollars to each Revolving Credit Borrower from time to time, on any Business Day during the Amendment No. 4 Extended Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Amendment No. 4 Extended Dollar Revolving Credit Commitment and (iv) each Amendment No. 4 Extended Multicurrency Revolving Lender severally agrees to make revolving loans (each such loan, an “Amendment No. 4 Extended Multicurrency Revolving Credit Loan”) in Dollars or an Alternative Currency to each Revolving Credit Borrower from time to time, on any Business Day during the Amendment No. 4 Extended Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Amendment No. 4 Extended Multicurrency Revolving Credit Commitment; provided, further, however, that (1) after giving effect to any Dollar Revolving Credit Borrowing, (i) the aggregate Outstanding Amount of all Dollar Revolving Credit Loans and L/C Obligations shall not exceed the Aggregate Dollar Revolving Credit Commitments and (ii) the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Dollar Revolving Lender plus such Dollar Revolving Lender’s Pro Rata Dollar Share of an amount equal to the aggregate Outstanding Amount of all L/C Obligations shall not exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment, (2) after giving effect to any Multicurrency Revolving Credit Borrowing, (i) the aggregate Outstanding Amount of all Multicurrency Revolving Credit Loans shall not exceed the Aggregate Multicurrency Revolving Credit Commitments and (ii) the aggregate Outstanding Amount of the Multicurrency Revolving Credit Loans of any Multicurrency Revolving Lender shall not exceed such Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitment, (3) after giving effect to any Revolving Credit Borrowing, the Total Outstandings shall not exceed the Total Revolving Credit Commitments and (4) the aggregate principal amount of New Dollar Revolving Credit Loans and New Multicurrency Revolving Credit Loans made on the Amendment No. 4 Funding Date shall not exceed $120,000,000.  Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Revolving Credit Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.  Each Dollar Revolving Credit Borrowing (including any deemed Dollar Revolving Credit Borrowings made pursuant to Section 2.03) shall be allocated pro rata among the outstanding Tranches of Dollar Revolving Credit Commitments and each Multicurrency Revolving Credit Borrowing shall be allocated pro rata among the outstanding Tranches of

Multicurrency Revolving Credit Commitments.  For the avoidance of doubt, prior to the Initial Revolving Credit Maturity Date, (x) all borrowings of Dollar Revolving Credit Loans under this Section 2.01 shall be made pro rata between the Initial Dollar Revolving Credit Facility and the Amendment No. 4 Extended Dollar Revolving Credit Facility in proportion to the respective Dollar Revolving Credit Commitments under each such Dollar Revolving Credit Facility and (y) all borrowings of Multicurrency Revolving Credit Loans under this Section 2.01 shall be made pro rata between the Initial Multicurrency Revolving Credit Facility and the Amendment No. 4 Extended Revolving Credit Facility in proportion to the respective Multicurrency Revolving Credit Commitments under each such Multicurrency Revolving Credit Facility.  For the avoidance of doubt, any Multicurrency Revolving Credit Loans denominated in an Alternative Currency shall only be permitted to be borrowed as Eurocurrency Rate Loans.”
(ll)                 Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
(mm)           Section 2.02(a)(1) of the Credit Agreement is hereby amended by replacing the words “Tranche B Term Loans or Tranche B-2 Term Loans” with the words “Term Loans”.
(nn)              Section 2.02(c) of the Credit Agreement is hereby amended by adding “, Tranche B-3 Repayment Date, Euro Tranche C-1 Repayment Date, Euro Tranche C-2 Repayment Date” after the words “Tranche B-2 Repayment Date”.
(oo)             Section 2.02 of the Credit Agreement is hereby further amended by adding the following Section 2.02(g) in its entirety:
“(g)            Notwithstanding anything to the contrary in this Agreement, on the Amendment No. 4 Funding Date, (x) immediately prior to the conversion of any Initial Revolving Credit Loans into Amendment No. 4 Extended Revolving Loans, the Borrowers shall have been deemed to have prepaid in full all Dollar Revolving Credit Loans and Multicurrency Revolving Credit Loans then outstanding and (y) immediately after such deemed prepayment pursuant to clause (x), the conversion of such Initial Revolving Credit Loans into Amendment No. 4 Extended Revolving Credit Loans shall be deemed to be effective and the Borrowers shall be deemed to have made a Borrowing of Dollar Revolving Credit Loans pro rata between the Initial Dollar Revolving Credit Facility and the Amendment No. 4 Extended Dollar Revolving Credit Facility in proportion to the respective Dollar Revolving Credit Commitments under each such Dollar Revolving Credit Facility and a Borrowing of Multicurrency Revolving Credit Loans pro rata between the Initial Multicurrency Revolving Credit Facility and the Amendment No. 4 Extended Multicurrency Revolving Credit Facility in proportion to the respective Multicurrency Revolving Credit Commitments under each such Multicurrency Revolving Credit Facility, in each case, in an amount equal to the respective amounts of Dollar Revolving Credit Loans and Multicurrency Revolving Credit Loans outstanding immediately prior to such deemed prepayment pursuant to clause (x).  No conversion of outstanding Initial Revolving Credit Loans into Amendment No. 4 Extended Revolving Credit Loans shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement that would result in the application or operation of the provisions of Section 2.05(b).”
(pp)             Section 2.03(a)(i) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:
“Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until 30 days prior to the Amendment No. 4 Extended Revolving Credit Maturity Date (or, if such day is not a Business Day, the next preceding Business Day), to issue Letters of Credit denominated in Dollars for the account of each Revolving Credit Borrower, and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit; and (B) the Initial Dollar Revolving Lenders and the Amendment No. 4 Extended Dollar Revolving Lenders severally agree to participate in Letters of Credit issued for the account of each Revolving Credit Borrower or any of its Wholly-Owned Consolidated Subsidiaries on a pro rata basis in accordance with their respective Pro Rata Dollar Share of the Aggregate Dollar Revolving Credit Commitments (including both the Initial Dollar Revolving Credit Commitments and the Amendment No. 4 Extended Dollar Revolving Credit Commitments) (provided that any Letter of Credit issued for the benefit of any such Restricted Subsidiary that is not a Borrower shall be issued naming a Borrower as the account party on any such Letter of Credit but such Letter of Credit may contain a statement that it is being issued for the benefit of such Restricted Subsidiary); provided that, on the Initial Revolving Credit Maturity Date, the aggregate amount of participations in any then issued and outstanding Letters of Credit held by the Initial Dollar Revolving Lenders will automatically be reallocated among the Amendment No. 4 Extended Dollar Revolving Lenders pro rata in accordance with such Amendment No. 4 Extended Dollar Revolving Lenders’ respective Pro Rata Amendment No. 4 Extended Dollar Shares, but only to the extent that such reallocation does not cause the aggregate Outstanding Amount of the Amendment No. 4 Extended Dollar Revolving Credit Loans of any Amendment No. 4 Extended Dollar Revolving Lender plus such Amendment No. 4 Extended Dollar Revolving Lender’s Pro Rata Amendment No. 4 Extended Dollar Share of the Outstanding Amount of all L/C Obligations to exceed such Amendment No. 4 Extended Dollar Revolving Lender’s Amendment No. 4 Extended Dollar Revolving Credit Commitment after giving effect to any borrowing or repayment of any Dollar Revolving Credit Loan, any L/C Credit Extension and the expiration of any Letter of Credit on the Initial Revolving Credit Maturity Date; provided, further, that the L/C Issuer shall not be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Dollar Revolving Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension, (w) the aggregate Outstanding Amount of all Dollar Revolving Credit Loans and L/C Obligations would exceed the Aggregate Dollar Revolving Credit Commitments, (x) the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Dollar Revolving Lender plus such Dollar Revolving Lender’s Pro Rata Dollar Share of the Outstanding Amount of all L/C Obligations would exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment, (y) the Total Outstandings would exceed the Total Revolving Credit Commitments, or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit.”
(qq)             Section 2.03(a)(i) of the Credit Agreement is hereby further amended by adding the following sentence at the end of such section:
“On the Amendment No. 4 Funding Date, participations in any issued and outstanding Letters of Credit shall be reallocated so that, after giving effect thereto, the Initial Dollar Revolving Lenders and the Amendment No. 4 Extended Revolving Lenders shall share ratably in such participations in accordance with their Pro Rata Dollar Share of the Aggregate Dollar Revolving Credit Commitments (including both the Initial Dollar Revolving Credit Commitments and the Amendment No. 4 Extended Dollar Revolving Credit Commitments).”
(rr)                Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the third sentence thereof in its entirety as follows:

“The Administrative Agent will promptly notify each Lender of its receipt of each such notice and of the amount of such Lender’s Pro Rata Share of such prepayment.”
(ss)              Section 2.05(a)(iii) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:
“Optional prepayments of Dollar Revolving Credit Loans shall be made on a pro rata basis among the outstanding Tranches of Dollar Revolving Credit Loans and optional prepayments of Multicurrency Revolving Credit Loans shall be made on a pro rata basis among the outstanding Tranches of Multicurrency Revolving Credit Loans.”
(tt)                 Section 2.05(b)(i) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:
“Mandatory prepayments of Dollar Revolving Credit Loans shall be made on a pro rata basis among the outstanding Tranches of Dollar Revolving Credit Loans and mandatory prepayments of Multicurrency Revolving Credit Loans shall be made on a pro rata basis among the outstanding Tranches of Multicurrency Revolving Credit Loans.”
(uu)              Section 2.05(b)(vii) of the Credit Agreement is hereby amended by amending and restating clause second of such section in its entirety as follows:
“second, at any time when there shall be no Term Loans outstanding, to prepay outstanding Revolving Credit Loans on a pro rata basis among the relevant Tranches of Revolving Credit Loans to the full extent thereof (and the corresponding accrued and unpaid interest and fees on the principal amount of Revolving Credit Loans so prepaid), with no corresponding reduction of the Revolving Credit Commitments; and”
(vv)             Section 2.05(a)(iv) of the Credit Agreement is hereby amended by (i) replacing the words “Amendment No. 3 Funding Date” with the words “Amendment No. 4 Funding Date” in each place therein and (ii) replacing the words “Term Loans” with the words “Tranche B-3 Term Loans or Euro Tranche C-2 Term Loans” in each place therein.
(ww)            Section 2.06(a) of the Credit Agreement is hereby amended by adding the following sentence at the end of such section:
“Optional reductions of the unused Dollar Revolving Credit Commitments shall be made on a pro rata basis among the outstanding Tranches of Dollar Revolving Credit Commitments and optional reductions of the unused Multicurrency Revolving Credit Commitments shall be made on a pro rata basis among the outstanding Tranches of Multicurrency Revolving Credit Commitments.”
(xx)               Section 2.06(b)(i) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“(i)            Unless previously terminated in accordance with the terms hereof, (i) the Tranche B Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Closing Date, (ii) the Tranche B-2 Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Amendment No. 3 Funding Date, (iii) the Tranche B-3 Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Amendment No. 4 Funding Date, (iv) the Euro Tranche C-1 Term Loan Commitments made pursuant to clause (i) of the definition thereof shall automatically terminate at 5:00 p.m. on the Amendment No. 2 Funding Date, (v) the Euro Tranche C-1 Term Loan Commitments made pursuant to clause (ii) of the definition thereof shall automatically terminate at 5:00 p.m. on the Amendment No. 3 Funding Date, (vi) the Euro Tranche C-2 Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Amendment No. 4 Funding Date, (vii) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (viii) the Amendment No. 4 Extended Revolving Credit Commitments and the Letter of Credit Commitment shall automatically terminate on the Amendment No. 4 Extended Revolving Credit Maturity Date and (ix) the Commitments in respect of any Tranche of New Term Loans shall automatically terminate on the maturity date set forth in the applicable Incremental Amendment or other document reasonably satisfactory to the Administrative Agent, the applicable Borrower(s) and such New Term Loan Lenders.”
(yy)             Section 2.06(c) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“(c)            Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the unused portions of the Letter of Credit Sublimit, the unused Dollar Revolving Credit Commitments, the unused Multicurrency Revolving Credit Commitments, the unused Tranche B Term Loan Commitments, the unused Tranche B-2 Term Loan Commitments, the unused Tranche B-3 Term Loan Commitments, the unused Euro Tranche C-1 Term Loan Commitments or the unused Euro Tranche C-2 Term Loan Commitments under this Section 2.06.  Upon any reduction of unused Dollar Revolving Credit Commitments, unused Multicurrency Revolving Credit Commitments, unused Tranche B Term Loan Commitments, unused Tranche B-2 Term Loan Commitments, unused Tranche B-3 Term Loan Commitments, unused Euro Tranche C-1 Term Loan Commitments or unused Euro Tranche C-2 Term Loan Commitments, the Dollar Revolving Credit Commitments, Multicurrency Revolving Credit Commitments, Tranche B Term Loan Commitments, Tranche B-2 Term Loan Commitments, Tranche B-3 Term Loan Commitments, Euro Tranche C-1 Term Loan Commitments or Euro Tranche C-2 Term Loan Commitments, as applicable, of each Lender shall be reduced by such Lender’s Pro Rata Share of the amount by which the applicable Facility is reduced.  Optional reductions of the unused Dollar Revolving Credit Commitments shall be made on a pro rata basis among the outstanding Tranches of Dollar Revolving Credit Commitments and optional reductions of the unused Multicurrency Revolving Credit Commitments shall be made on a pro rata basis among the outstanding Tranches of Multicurrency Revolving Credit Commitments.  All Commitment Fees accrued until the effective date of any termination of the Total Revolving Credit Commitments shall be paid on the effective date of such termination.”
(zz)               Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating Section 2.07(a)(ii) in its entirety as follows:
“(ii)            Euro Tranche C-1 Term Loans.  On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Euro Tranche C-1 Repayment Date”), the Euro Tranche C-1 Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Euro Tranche C-1 Term Loan Lenders, a principal amount of the Euro Tranche C-1 Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:

Euro Tranche C-1 Repayment Date	Amount
December 31, 2015	€720,520.05
March 31, 2016	€720,520.05
June 30, 2016	€720,520.05
September 30, 2016	€720,520.05
December 31, 2016	€720,520.05
March 31, 2017	€720,520.05
June 30, 2017	€720,520.05
September 30, 2017	€720,520.05
December 31, 2017	€720,520.05
March 31, 2018	€720,520.05
June 30, 2018	€720,520.05
September 30, 2018	€720,520.05
December 31, 2018	€720,520.05
March 31, 2019	€720,520.05
June 30, 2019	€720,520.05
September 30, 2019	€720,520.05
December 31, 2019	€720,520.05
March 31, 2020	€720,520.05
Euro Tranche C-1 Maturity Date	Remainder

To the extent not previously paid, all Euro Tranche C-1 Term Loans shall be due and payable on the Euro Tranche C-1 Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment.  All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”
(aaa)            Section 2.07(a) of the Credit Agreement is hereby further amended by adding the following Section 2.07(a)(iv) and Section 2.07(a)(v) in their entirety:
“(iv)            Tranche B-3 Term Loans.  On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Tranche B-3 Repayment Date”), the Tranche B-3 Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Tranche B-3 Term Loan Lenders, a principal amount of the Tranche B-3 Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:
Tranche B-3 Repayment Date	Amount
December 31, 2015	$2,612,500
March 31, 2016	$2,612,500
June 30, 2016	$2,612,500
September 30, 2016	$2,612,500
December 31, 2016	$2,612,500
March 31, 2017	$2,612,500
June 30, 2017	$2,612,500
September 30, 2017	$2,612,500
December 31, 2017	$2,612,500

Tranche B-3 Repayment Date	Amount
March 31, 2018	$2,612,500
June 30, 2018	$2,612,500
September 30, 2018	$2,612,500
December 31, 2018	$2,612,500
March 31, 2019	$2,612,500
June 30, 2019	$2,612,500
September 30, 2019	$2,612,500
December 31, 2019	$2,612,500
March 31, 2020	$2,612,500
Tranche B-3 Maturity Date	Remainder

To the extent not previously paid, prepaid, refinanced, substituted or replaced, all Tranche B-3 Term Loans shall be due and payable on the Tranche B-3 Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment.  All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”
“(v)                Euro Tranche C-2 Term Loans.  On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Euro Tranche C-2 Repayment Date”), the Euro Tranche C-2 Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Euro Tranche C-2 Term Loan Lenders, a principal amount of the Euro Tranche C-2 Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:
Euro Tranche C-2 Repayment Date	Amount
December 31, 2015	€750,000
March 31, 2016	€750,000
June 30, 2016	€750,000
September 30, 2016	€750,000
December 31, 2016	€750,000
March 31, 2017	€750,000
June 30, 2017	€750,000
September 30, 2017	€750,000
December 31, 2017	€750,000
March 31, 2018	€750,000
June 30, 2018	€750,000
September 30, 2018	€750,000
December 31, 2018	€750,000
March 31, 2019	€750,000
June 30, 2019	€750,000
September 30, 2019	€750,000
December 31, 2019	€750,000

Euro Tranche C-2 Repayment Date	Amount
March 31, 2020	€750,000
Euro Tranche C-2 Maturity Date	Remainder

To the extent not previously paid, prepaid, refinanced, substituted or replaced, all Euro Tranche C-2 Term Loans shall be due and payable on the Euro Tranche C-2 Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment.  All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”
(bbb)          Section 2.07(c) of the Credit Agreement is hereby amended by adding the word “applicable” before the words “Revolving Credit Maturity Date” in each place therein.
(ccc)           Section 2.09(a) of the Credit Agreement is hereby amended by (i) adding the word “applicable” before the words “Revolving Credit Maturity Date” in each place therein and (ii) adding the word “applicable” before the words “Availability Period” in each place therein.
(ddd)          Section 2.12(a) of the Credit Agreement is hereby amended by amending and restating the third sentence thereof in its entirety as follows:
“The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office.”
(eee)            Section 2.14(d) of the Credit Agreement is hereby amended by replacing the words “or Tranche B-2 Term Loans” with the words “, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche C-1 Term Loans or Euro Tranche C-2 Term Loans” in each place therein.
(fff)               Section 2.14(e) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:
“Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Loans that are to be additional Tranche B Term Loans, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche C-1 Term Loans, Euro Tranche C-2 Term Loans, Multicurrency Revolving Credit Loans or Dollar Revolving Credit Loans, as applicable, and when originally made, are included in each Borrowing of outstanding Tranche B Term Loans, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche C-1 Term Loans, Euro Tranche C-2 Term Loans, Multicurrency Revolving Credit Loans or Dollar Revolving Credit Loans, as applicable, on a pro rata basis.”
(ggg)          Section 2.14(e) of the Credit Agreement is hereby further amended by amending and restating the final sentence thereof in its entirety as follows:
“In addition, to the extent any Incremental Term Loans are to be additional Tranche B Term Loans, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche C-1 Term Loans or Euro Tranche C-2 Term Loans, the applicable scheduled amortization payments under Section 2.07 required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.”

(hhh)          Section 2.16(a) of the Credit Agreement is hereby amended by amending and restating the proviso at the end of the third to last sentence thereof in its entirety as follows:
“provided that, notwithstanding anything to the contrary in this Section 2.16 or otherwise, assignments and participations of Extended Tranches shall be governed by the same or, at the Borrowers’ discretion, more restrictive assignment and participation provisions applicable to Tranche B Term Loans, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Euro Tranche C-1 Term Loans, Euro Tranche C-2 Term Loans or Initial Revolving Credit Commitments, as applicable, set forth in Section 11.06.”
(iii)                Section 3.08 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“3.08            Survival.  All of the Borrowers’ obligations under this Article III shall survive termination of the Tranche B Term Loan Commitments, the Tranche B-2 Term Loan Commitments, the Tranche B-3 Term Loan Commitments, the Euro Tranche C-1 Term Loan Commitments, the Euro Tranche C-2 Term Loan Commitments the Total Revolving Credit Commitments and repayment of all other Obligations hereunder.”
(jjj)                Section 7.11 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“7.11            Use of Proceeds. Use the proceeds of the (i) Tranche B Term Loans incurred on the Closing Date, solely to refinance the Existing Indebtedness, to finance payment by MacDermid of the Specified Cash Distribution (as defined in the Existing First Lien Credit Agreement) and to pay fees and expenses related to the Transaction, (ii) Tranche B Term Loans and Euro Tranche C-1 Term Loans incurred on the Amendment No. 2 Funding Date solely to finance payment of the Chemtura Acquisition and to pay fees and expenses related to the Chemtura Acquisition, (iii) Tranche B Term Loans incurred on the Incremental Amendment Date solely to finance payment of the Percival Acquisition and fees and expenses relating thereto, (iv) Tranche B-2 Term Loans and Euro Tranche C-1 Term Loans incurred on the Amendment No. 3 Funding Date solely to finance payment of the Arysta LifeScience Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 3 and (v) Tranche B-3 Term Loans and Euro Tranche C-2 Term Loans incurred on the Amendment No. 4 Funding Date solely to finance payment of the Alent Acquisition, prepayment of outstanding Indebtedness under Alent’s existing credit facility, and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 4.  The Revolving Credit Borrowers will use the proceeds of the Revolving Loans made (i) on the Amendment No. 3 Funding Date, to finance payment of the Arysta LifeScience Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 3 (with any remaining amounts borrowed to be used for general corporate purposes) in an aggregate amount not to exceed $175,000,000, (ii) on the Amendment No. 4 Funding Date, to finance payment of the Alent Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 4 (with any remaining amounts borrowed to be used for general corporate purposes) in an aggregate amount not to exceed $120,000,000 and (iii) thereafter, for general corporate purposes.  The Revolving Credit Borrowers shall be entitled to request the issuance of Letters of Credit to support payment obligations incurred in the ordinary course of business.”
(kkk)           Section 8.10(a) of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:

“(a)            Solely in respect of the Revolving Credit Facility, permit the First Lien Net Leverage Ratio as of the last day of any fiscal quarter of PSP to exceed 6.25 to 1.00.”
(lll)                Section 9.01(b) of the Credit Agreement is hereby amended by adding the words “, the Tranche B-3 Term Loan Facility, Euro Tranche C-1 Term Loan Facility, Euro Tranche C-2 Term Loan Facility” after the words “Tranche B-2 Term Loan Facility”.
(mmm)       Section 11.24 of the Credit Agreement is hereby amended by (i) adding the words “, Tranche B-3 Term Loan Borrowers” after the words “Tranche B-2 Term Loan Borrowers” in each place therein and (ii) adding the words “, Tranche B-3 Term Loan Borrower” after the words “Tranche B-2 Term Loan Borrower” in each place therein.
(nnn)         Section 11.27 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“Section 11.27 Euro Tranche C-1 Term Loan Co-Borrowers.
(a)            Joint and Several Liability.  Subject in all cases to the Agreed Security Principles, all Obligations (as defined in this Section 11.27 below) of the Euro Tranche C-1 Term Loan Borrowers under this Agreement and the other Loan Documents shall be joint and several Obligations of each Euro Tranche C-1 Term Loan Borrower.  Anything contained in this Agreement and the other Loan Documents to the contrary notwithstanding, the Obligations of each Euro Tranche C-1 Term Loan Borrower hereunder, solely to the extent that such Euro Tranche C-1 Term Loan Borrower did not receive proceeds of Loans from any borrowing thereunder, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Fraudulent Transfer Laws, in each case after giving effect to all other liabilities of such Euro Tranche C-1 Term Loan Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Euro Tranche C-1 Term Loan Borrower in respect of intercompany Indebtedness to any other Loan Party or Affiliates of any other Loan Party to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Loan Party hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Euro Tranche C-1 Term Loan Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Euro Tranche C-1 Term Loan Borrower and other Affiliates of any Loan Party of Obligations arising under the Guaranty by such parties.
(b)            Subrogation.  Until the Obligations shall have been paid in full in cash, each Euro Tranche C-1 Term Loan Borrower shall withhold exercise of any right of subrogation, contribution or any other right to enforce any remedy which it now has or may hereafter have against the other Euro Tranche C-1 Term Loan Borrower or any other guarantor of the Obligations.  Each Euro Tranche C-1 Term Loan Borrower further agrees that, to the extent the waiver of its rights of subrogation, contribution and remedies as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights such Euro Tranche C-1 Term Loan Borrower may have against the other Euro Tranche C-1 Term Loan Borrower, any collateral or security or any such other guarantor, shall be junior and subordinate to any rights Collateral Agent may have against the other Euro Tranche C-1 Term Loan Borrower, any such collateral or security, and any such other guarantor.  The Euro Tranche C-1 Term Loan Borrowers under this Agreement and the other Loan Documents together desire to allocate among themselves, in a fair and equitable manner, their Obligations arising under this

Agreement and the other Loan Documents.  Accordingly, in the event any payment or distribution is made on any date by any Euro Tranche C-1 Term Loan Borrower under this Agreement and the other Loan Documents (a “Euro Tranche C-1 Funding Borrower”) that exceeds its Euro Tranche C-1 Obligation Fair Share as of such date, that Euro Tranche C-1 Funding Borrower shall be entitled to a contribution from the other Euro Tranche C-1 Term Loan Borrower in the amount of such other Euro Tranche C-1 Term Loan Borrower’s Euro Tranche C-1 Obligation Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Euro Tranche C-1 Term Loan Borrower’s Euro Tranche C-1 Obligation Aggregate Payments  to equal its Euro Tranche C-1 Obligation Fair Share as of such date.  “Euro Tranche C-1 Obligation Fair Share” means, with respect to a Euro Tranche C-1 Term Loan Borrower as of any date of determination, an amount equal to (i) the ratio of (x) the Euro Tranche C-1 Obligation Fair Share Contribution Amount with respect to such Euro Tranche C-1 Term Loan Borrower to (y) the aggregate of the Euro Tranche C-1 Obligation Fair Share Contribution Amounts with respect to all Euro Tranche C-1 Term Loan Borrowers, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Euro Tranche C-1 Funding Borrowers under this Agreement and the other Loan Documents in respect of the Obligations guarantied.  “Euro Tranche C-1 Obligation Fair Share Shortfall” means, with respect to a Euro Tranche  C-1 Term Loan Borrower as of any date of determination, the excess, if any, of the Euro Tranche C-1 Obligation Fair Share of such Euro Tranche C-1 Term Loan Borrower over the Euro Tranche C-1 Obligation Aggregate Payments of such Euro Tranche C-1 Term Loan Borrower.  “Euro Tranche C-1 Obligation Fair Share Contribution Amount” means, with respect to a Euro Tranche C-1 Term Loan Borrower as of any date of determination, the maximum aggregate amount of the Obligations of such Euro Tranche C-1 Term Loan Borrower under this Agreement and the other Loan Documents that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code, 11 U.S.C. §548, or any comparable applicable provisions of state law; provided that, solely for purposes of calculating the Euro Tranche C-1 Obligation Fair Share Contribution Amount with respect to any Euro Tranche C-1 Term Loan Borrowers for purposes of this Agreement, any assets or liabilities of such Loan Party arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or Obligations of contribution hereunder shall not be considered as assets or liabilities of such Euro Tranche C-1 Term Loan Borrower.  “Euro Tranche C-1 Obligation Aggregate Payments” means, with respect to a Euro Tranche C-1 Term Loan Borrower as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Euro Tranche C-1 Term Loan Borrower in respect of this Agreement and the other Loan Documents (including in respect of this Agreement) minus (ii) the aggregate amount of all payments received on or before such date by such Euro Tranche C-1 Term Loan Borrower from the other Euro Tranche C-1 Term Loan Borrowers as contributions under this Agreement.  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Euro Tranche C-1 Funding Borrower.  The allocation among the Euro Tranche C-1 Term Loan Borrowers  of their Obligations as set forth in this Agreement shall not be construed in any way to limit the liability of any Euro Tranche C-1 Term Loan Borrower hereunder or under any Loan Document.
(c)            Representative of Euro Tranche C-1 Term Loan Borrowers.  NAIP hereby appoints BV Borrower as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Euro Tranche C-1 Term Loan Borrowers under this Agreement, (iii) the delivery of all documents, reports, financial statements and written materials required to be delivered by the Euro Tranche C-1 Term Loan Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing.  NAIP agrees that any action taken by BV

Borrower as the agent, attorney-in-fact and representative of NAIP shall be binding upon NAIP to the same extent as if directly taken by NAIP.
(d)            Allocation of Loans.  All Euro Tranche C-1 Term Loans shall be made to BV Borrower as borrower unless a different allocation of such Loans as between BV Borrower and NAIP with respect to any borrowing hereunder is included in the applicable Committed Loan Notice.
(e)            Obligations Absolute.  Each Euro Tranche C-1 Term Loan Borrower hereby waives, for the benefit of Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Euro Tranche C-1 Term Loan Borrower, to (i) proceed against any other Euro Tranche C-1 Term Loan Borrower, any guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) proceed against or exhaust any security held from any other Euro Tranche C-1 Term Loan Borrower, any guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account (as defined in the Pledge and Security Agreement) or credit on the books of any Secured Party in favor of any other Euro Tranche C-1 Term Loan Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any other Euro Tranche C-1 Term Loan Borrower or any Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any other Euro Tranche C-1 Term Loan Borrower or any Guarantor from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Euro Tranche C-1 Term Loan Borrower’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Euro Tranche C-1 Term Loan Borrower’s liability hereunder or the enforcement hereof, (ii) any rights to set offs, recoupments and counterclaims, and (iii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or under the Treasury Management Agreements, Secured Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Euro Tranche C-1 Term Loan Borrowers and notices of any of the matters referred to in Section 4.02 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
For the purposes of this Section 11.27, “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Euro Tranche C-1 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary arising under (i) any Loan Document or otherwise with respect to any Loan extended to any Euro Tranche C-1 Term Loan Borrower or any payment required to be made by any Euro Tranche C-1 Term Loan Borrower in respect of a Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising including the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by any Euro Tranche C-1 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary under any Loan Document and including interest and fees that accrue after the commencement by or against any Euro Tranche C-1 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (ii) any Secured Hedge Agreement, (iii) any Treasury Management Agreement between any such Loan Party and an Agent, an Arranger, the Bookrunner or a Lender, in each case at the time such applicable Treasury Management Agreement is entered into, or an Affiliate of any of the foregoing and (b) the obligation of any Euro Tranche C-1 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary to reimburse any amount in respect of any of the foregoing that any Lender, in its reasonable sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstanding anything to the contrary, the “Obligations” shall not include any Excluded Swap Obligations.
(f)            The address of BV Borrower and NAIP for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 or such other address as BV Borrower or NAIP may from time to time notify the Administrative Agent in writing.”
(ooo)          Article XI of the Credit Agreement is hereby amended by adding the following Section 11.28 as follows:
“Section 11.28 Euro Tranche C-2 Term Loan Co-Borrowers.
(a)            Joint and Several Liability.  Subject in all cases to the Agreed Security Principles, all Obligations (as defined in this Section 11.27 below) of the Euro Tranche C-2 Term Loan Borrowers under this Agreement and the other Loan Documents shall be joint and several Obligations of each Euro Tranche C-2 Term Loan Borrower.  Anything contained in this Agreement and the other Loan Documents to the contrary notwithstanding, the Obligations of each Euro Tranche C-2 Term Loan Borrower hereunder, solely to the extent that such Euro Tranche C-2 Term Loan Borrower did not receive proceeds of Loans from any borrowing thereunder, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Fraudulent Transfer Laws, in each case after giving effect to all other liabilities of such Euro Tranche C-2 Term Loan Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Euro Tranche C-2 Term Loan Borrower in respect of intercompany Indebtedness to any other Loan Party or Affiliates of any other Loan Party to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Loan Party hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Euro Tranche C-2 Term Loan Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Euro Tranche C-2 Term Loan Borrower and other Affiliates of any Loan Party of Obligations arising under the Guaranty by such parties.
(b)            Subrogation.  Until the Obligations shall have been paid in full in cash, each Euro Tranche C-2 Term Loan Borrower shall withhold exercise of any right of subrogation, contribution or any other right to enforce any remedy which it now has or may hereafter have against the other Euro Tranche C-2 Term Loan Borrower or any other guarantor of the

Obligations.  Each Euro Tranche C-2 Term Loan Borrower further agrees that, to the extent the waiver of its rights of subrogation, contribution and remedies as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights such Euro Tranche C-2 Term Loan Borrower may have against the other Euro Tranche C-2 Term Loan Borrower, any collateral or security or any such other guarantor, shall be junior and subordinate to any rights Collateral Agent may have against the other Euro Tranche C-2 Term Loan Borrower, any such collateral or security, and any such other guarantor.  The Euro Tranche C-2 Term Loan Borrowers under this Agreement and the other Loan Documents together desire to allocate among themselves, in a fair and equitable manner, their Obligations arising under this Agreement and the other Loan Documents.  Accordingly, in the event any payment or distribution is made on any date by any Euro Tranche C-2 Term Loan Borrower under this Agreement and the other Loan Documents (a “Euro Tranche C-2 Funding Borrower”) that exceeds its Euro Tranche C-2 Obligation Fair Share as of such date, that Euro Tranche C-2 Funding Borrower shall be entitled to a contribution from the other Euro Tranche C-2 Term Loan Borrower in the amount of such other Euro Tranche C-2 Term Loan Borrower’s Euro Tranche C-2 Obligation Fair Share Shortfall as of such date, with the result that all such contributions will cause each Euro Tranche C-2 Term Loan Borrower’s Euro Tranche C-2 Obligation Aggregate Payments  to equal its Euro Tranche C-2 Obligation Fair Share as of such date.  “Euro Tranche C-2 Obligation Fair Share” means, with respect to a Euro Tranche C-2 Term Loan Borrower as of any date of determination, an amount equal to (i) the ratio of (x) the Euro Tranche C-2 Obligation Fair Share Contribution Amount with respect to such Euro Tranche C-2 Term Loan Borrower to (y) the aggregate of the Euro Tranche C-2 Obligation Fair Share Contribution Amounts with respect to all Euro Tranche C-2 Term Loan Borrowers, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Euro Tranche C-2 Funding Borrowers under this Agreement and the other Loan Documents in respect of the Obligations guarantied.  “Euro Tranche C-2 Obligation Fair Share Shortfall” means, with respect to a Euro Tranche C-2 Term Loan Borrower as of any date of determination, the excess, if any, of the Euro Tranche C-2 Obligation Fair Share of such Euro Tranche C-2 Term Loan Borrower over the Euro Tranche C-2 Obligation Aggregate Payments of such Euro Tranche C-2 Term Loan Borrower.  “Euro Tranche C-2 Obligation Fair Share Contribution Amount” means, with respect to a Euro Tranche C-2 Term Loan Borrower as of any date of determination, the maximum aggregate amount of the Obligations of such Euro Tranche C-2 Term Loan Borrower under this Agreement and the other Loan Documents that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code, 11 U.S.C. §548, or any comparable applicable provisions of state law; provided that, solely for purposes of calculating the Euro Tranche C-2 Obligation Fair Share Contribution Amount with respect to any Euro Tranche C-2 Term Loan Borrowers for purposes of this Agreement, any assets or liabilities of such Loan Party arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or Obligations of contribution hereunder shall not be considered as assets or liabilities of such Euro Tranche C-2 Term Loan Borrower.  “Euro Tranche C-2 Obligation Aggregate Payments” means, with respect to a Euro Tranche C-2 Term Loan Borrower as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Euro Tranche C-2 Term Loan Borrower in respect of this Agreement and the other Loan Documents (including in respect of this Agreement) minus (ii) the aggregate amount of all payments received on or before such date by such Euro Tranche C-2 Term Loan Borrower from the other Euro Tranche C-2 Term Loan Borrowers as contributions under this Agreement.  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Euro Tranche C-2 Funding Borrower.  The allocation among the Euro Tranche C-2 Term Loan Borrowers of their Obligations as set forth in this Agreement shall not be construed in any way to limit the liability of any Euro Tranche C-2 Term Loan Borrower hereunder or under any Loan Document.
(c)            Representative of Euro Tranche C-2 Term Loan Borrowers.  MacDermid Funding hereby appoints MEH BV as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Euro Tranche C-2 Term Loan Borrowers under this Agreement, (iii) the delivery of all documents, reports, financial statements and written materials required to be delivered by the Euro Tranche C-2 Term Loan Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing.  MacDermid Funding agrees that any action taken by MEH BV Borrower as the agent, attorney-in-fact and representative of MacDermid Funding shall be binding upon MacDermid Funding to the same extent as if directly taken by MacDermid Funding.
(d)            Allocation of Loans.  All Euro Tranche C-2 Term Loans shall be made to MEH BV as borrower unless a different allocation of such Loans as between MEH BV and MacDermid Funding with respect to any borrowing hereunder is included in the applicable Committed Loan Notice.
(e)            Obligations Absolute.  Each Euro Tranche C-2 Term Loan Borrower hereby waives, for the benefit of Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Euro Tranche C-2 Term Loan Borrower, to (i) proceed against any other Euro Tranche C-2 Term Loan Borrower, any guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) proceed against or exhaust any security held from any other Euro Tranche C-2 Term Loan Borrower, any guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account (as defined in the Pledge and Security Agreement) or credit on the books of any Secured Party in favor of any other Euro Tranche C-2 Term Loan Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any other Euro Tranche C-2 Term Loan Borrower or any Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any other Euro Tranche C-2 Term Loan Borrower or any Guarantor from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Euro Tranche C-2 Term Loan Borrower’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Euro Tranche C-2 Term Loan Borrower’s liability hereunder or the enforcement hereof, (ii) any rights to set offs, recoupments and counterclaims, and (iii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or under the Treasury Management Agreements, Secured Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Euro Tranche C-2 Term Loan Borrowers and notices of any of the matters referred to in Section 4.02 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
For the purposes of this Section 11.28, “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Euro Tranche C-2 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary arising under (i) any Loan Document or otherwise with respect to any Loan extended to any Euro Tranche C-2 Term Loan Borrower or any payment required to be made by any Euro Tranche C-2 Term Loan Borrower in respect of a Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising including the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by any Euro Tranche C-2 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary under any Loan Document and including interest and fees that accrue after the commencement by or against any Euro Tranche C-2 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (ii) any Secured Hedge Agreement, (iii) any Treasury Management Agreement between any such Loan Party and an Agent, an Arranger, the Bookrunner or a Lender, in each case at the time such applicable Treasury Management Agreement is entered into, or an Affiliate of any of the foregoing and (b) the obligation of any Euro Tranche C-2 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary to reimburse any amount in respect of any of the foregoing that any Lender, in its reasonable sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstanding anything to the contrary, the “Obligations” shall not include any Excluded Swap Obligations.
(f)            The address of MEH BV and MacDermid Funding for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 or such other address as MEH BV or MacDermid Funding may from time to time notify the Administrative Agent in writing.”
(ppp)          Section 1(a) of Schedule 2 (Agreed Security Principles) of Amendment No. 2 is hereby amended by amending and restating the final sentence thereof in its entirety as follows:
“Subject to Section 13 hereof, the only Restricted Subsidiaries that shall be required to be a Loan Party or a Guarantor (each as defined in the Amended and Restated Credit Agreement) pursuant to Section 7.12 of the Amended and Restated Credit Agreement are those Restricted Subsidiaries that are not Excluded Subsidiaries and that are incorporated or organized in the United States, the United Kingdom, the Netherlands, Singapore, Hong Kong, France, Belgium, Brazil, Japan, Mexico and, solely with respect to Restricted Subsidiaries that are acquired or formed on or after the Amendment No. 3 Funding Date, Canada, and, solely with respect to Restricted Subsidiaries that are acquired or formed on or after the Amendment No. 4 Funding Date, Germany, or any other jurisdiction added in connection with an amendment to the Agreed Security Principles in accordance with Section 13 hereof; provided that, notwithstanding anything to the contrary in any Loan Document, no Restricted Subsidiary that is incorporated or organized in Belgium, Brazil, Japan or Mexico (together with any jurisdictions that may from time to time be substituted therefor pursuant to Section 1(d) hereof, the “New Amendment No. 3 Guarantor Jurisdictions”) shall be required to grant any Lien or security interest in any of its property or assets and the Restricted Subsidiaries that are incorporated or organized in the New Amendment No. 3 Jurisdictions shall be subject to the Agreed Security Principles solely in connection with Guaranties to the extent required to be provided pursuant to the Credit Agreement.”

SECTION 3.                 Amendment No. 4 Extended Revolving Credit Commitments.  Subject to the terms and conditions set forth in this Amendment and in the Credit Agreement, as of the Amendment No. 4 Funding Date, (a) each Revolving Credit Lender that executes and delivers a signature page to this Amendment specifically consenting to this Amendment (i) consents to the terms of this Amendment, (ii) irrevocably agrees that all of its Initial Dollar Revolving Credit Loans and Initial Dollar Revolving Credit Commitments will be exchanged to become Amendment No. 4 Extended Dollar Revolving Credit Loans and Amendment No. 4 Extended Dollar Revolving Credit Commitments and (iii) irrevocably agrees that all of its Initial Multicurrency Revolving Credit Loans and Initial Multicurrency Revolving Credit Commitments will be exchanged to become Amendment No. 4 Extended Multicurrency Revolving Credit Loans and Amendment No. 4 Extended Multicurrency Revolving Credit Commitments and (b) the Initial Revolving Credit Loans and Initial Revolving Credit Commitments of each Revolving Credit Lender that does not agree to the exchange of its Initial Revolving Credit Loans and Initial Revolving Credit Commitments will remain outstanding as Initial Revolving Credit Loans and Initial Revolving Credit Commitments on the same terms as in existence prior to the Amendment No. 4 Funding Date.
SECTION 4.                 Representations and Warranties.  The Borrowers and the Loan Parties party hereto represent and warrant to the Agent, the L/C Issuer and the Lenders as of the Amendment No. 4 Funding Date that:
(a)            The execution, delivery and performance by each Loan Party of this Amendment No. 4 or other documents executed in connection herewith to which such Person is or is to be a party, and the consummation of the transactions contemplated herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law that would adversely affect the rights of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Documents.
(b)            This Amendment No. 4 and each other document executed in connection herewith has been duly executed and delivered by each Loan Party that is party hereto and thereto. This Amendment No. 4 and each other document executed in connection herewith constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto and thereto in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(c)            (i) Immediately before and after the Amendment No. 4 Funding Date, no Default or Event of Default has occurred and is continuing, (ii) all representations and warranties of Holdings, each Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (iii) if as of the Amendment No. 4 Funding Date and after giving effect thereto the aggregate Outstanding Amount of

Revolving Loans and all L/C Obligations shall in the aggregate exceed 25% of the used and unused Revolving Credit Commitments, the financial covenant set forth in Section 8.10(a) of the Credit Agreement shall be satisfied, calculated at the time of the Amendment No. 4 Funding Date by looking back to the last day of the prior fiscal quarter to determine if PSP would have been in compliance with the financial covenant set forth in Section 8.10(a) of the Credit Agreement as of such fiscal quarter end as if the financial covenant had been tested for such fiscal quarter (on a Pro Forma Basis and after giving pro forma effect to the Credit Extensions made on the Amendment No. 4 Funding Date).
(d)            Neither the amendment of the Credit Agreement effected on the Amendment No. 4 Funding Date pursuant to this Amendment No. 4 nor the execution, delivery, performance or effectiveness of this Amendment No. 4:  (i) impairs (or will impair as of the Amendment No. 4 Funding Date) the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as defined in the Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of the Obligations (as defined in the Credit Agreement), whether heretofore or hereafter incurred or (ii) requires (or will require as of the Amendment No. 4 Funding Date) that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens (other than any filings in connection with the addition of new Loan Parties and any actions contemplated by Section 7.12 and Section 7.14(b) of the Credit Agreement).
SECTION 5.                 Conditions to the Amendment No. 4 Funding Date.  This Amendment No. 4 shall become a binding agreement of the parties hereto and the agreements set forth herein and the amendments set forth in Section 2 shall each become effective on the date (the “Amendment No. 4 Funding Date”) on which each of the following conditions is satisfied or waived:
(a)            The Administrative Agent shall have received from (i) the Borrowers and the other Loan Parties party hereto, (ii) the Tranche B-3 Term Loan Lenders, (iii) the Euro Tranche C-2 Term Loan Lenders, (iv) the New Dollar Revolving Credit Lenders, (v) the New Multicurrency Revolving Credit Lenders, (vi) the Majority Facility Lenders under the Revolving Credit Facility and (vii) the L/C Issuer a counterpart of this Amendment No. 4 signed on behalf of such party.
(b)            The Administrative Agent shall have received a customary closing certificate from a secretary, assistant secretary or similar officer or foreign representative of each Borrower and each Loan Party that is a party hereto, in each case, certifying as to (i) resolutions duly adopted by the board of directors (or equivalent governing body) of each such Borrower and each such Loan Party authorizing the execution, delivery and performance of this Amendment No. 4 (and the Loan Documents or other documents executed in connection therewith or herewith in each case as amended on the Amendment No. 4 Funding Date), (ii) the accuracy and completeness of copies of the certificate or articles of incorporation, association or organization (or memorandum of association or other equivalent thereof) of each Loan Party party hereto certified by the relevant authority of the jurisdiction of organization of such Loan Party (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and copies of the by-laws or operating, management, partnership or similar agreement (to the extent applicable) of each Loan Party party hereto and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) (or, in the case of the US Borrowers and each Domestic Subsidiary, if applicable, a certification that there has been no change to the organizational documents of such entity previously delivered to the Administrative Agent on October 31, 2013, August 6, 2014, November 3, 2014, February 13, 2015 or July 13, 2015, as

applicable, and that such organizational documents remain in full force and effect as of the Amendment No. 4 Funding Date), (iii) incumbency (to the extent applicable) and specimen signatures of each officer, director or authorized representative executing any Loan Document on behalf of each such Borrower and each such Loan Party and (iv) the good standing (or subsistence or existence) of each such Borrower and each such Loan Party from the Secretary of State (or similar state, province or foreign official) of the state, province or other jurisdiction of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party).
(c)            The Borrowers shall have paid (i) to the Administrative Agent all reasonable out-of-pocket costs and expenses of the Administrative Agent required in connection with this Amendment No. 4 pursuant to Section 11.04 of the Credit Agreement and (ii) to the Collateral Agent and the Administrative Agent all reasonable and documented out-of-pocket costs, expenses and fees (including any payment of fees separately agreed to by PSP and the Administrative Agent) that are due on or before to the Amendment No. 4 Funding Date, including expenses associated with the arrangement, negotiation and preparation of this Amendment No. 4, and the reasonable and documented fees, disbursements and other charges of one firm of counsel, Latham & Watkins LLP, plus one local counsel in each appropriate jurisdiction.
(d)            The Administrative Agent shall have received the executed legal opinions of (i) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel to the US Borrowers and, to the limited extent New York law is applicable, the other Loan Parties party hereto, as customary for transactions of this type, and (ii) each local counsel to the Borrowers and the other Loan Parties party hereto in the jurisdictions listed on Schedule 1 hereto, as customary for transactions of this type.
(e)            Each (i) Tranche B-3 Term Loan Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 4 Funding Date, a Term Loan Note, payable to the order of such Tranche B-3 Term Loan Lender, duly executed by each US Borrower, (ii) Euro Tranche C-2 Term Loan Lender shall have received, if requested at least two Business Days in advance of the Amendment No. 4 Funding Date, a Term Loan Note, payable to the order of such Euro Tranche C-2 Term Loan Lender, duly executed by each Euro Tranche C-2 Borrower and (iii) New Dollar Revolving Credit Lender and New Multicurrency Revolving Credit Lender (as applicable) shall have received, if requested at least two Business Days in advance of the Amendment No. 4 Funding Date, a Revolving Credit Note, payable to the order of such New Dollar Revolving Credit Lender and/or New Multicurrency Revolving Credit Lender, duly executed by each US Borrower.
(f)            The Tranche B-3 Term Loan Lenders, the Euro Tranche C-2 Term Loan Lenders, the New Dollar Revolving Credit Lenders and the New Multicurrency Revolving Credit Lenders shall have received at least 5 Business Days prior to the Amendment No. 4 Funding Date all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act relating to the Borrowers and each Loan Party party hereto, to the extent requested by such Lender at least 10 Business Days prior to the Amendment No. 4 Funding Date.
(g)            The Administrative Agent shall have received a Request for Credit Extension prior to (A) (i) 12:00 noon, New York City time, one Business Day prior to the anticipated Amendment No. 4 Funding Date in the case of Base Rate Loans and (ii) 12:00 p.m., New York

City time, three Business Days prior to the anticipated Amendment No. 4 Funding Date in the case of Eurocurrency Rate Loans requesting that each Tranche B-3 Term Loan Lender make the Tranche B-3 Term Loans on the requested funding date and specifying the amount to be borrowed and (B) 9:00 a.m., New York City time, three Business Days prior to the anticipated Amendment No. 4 Funding Date requesting that each Euro Tranche C-2 Term Loan Lender make the Euro Tranche C-2 Term Loans on the requested funding date and specifying the amount to be borrowed.
(h)            The Administrative Agent shall have received a certificate from a financial officer of the applicable Borrowers substantially in the form attached hereto as Exhibit B, to the effect that, immediately before and after giving effect to the Alent Acquisition and the other transactions set forth in this Amendment No. 4, the Borrowers and their respective Subsidiaries, taken as a whole, are Solvent (as defined in the Credit Agreement).
(i)            The Administrative Agent shall have received a completed standard “life of loan” flood hazard determination form for each Domestic Mortgaged Property, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (A) a notification to the Borrowers (“Borrowers’ Notice”) and (if applicable) notification to the Borrowers that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 (collectively, the “Flood Laws”) is not available because the applicable community does not participate in the NFIP, (B) documentation evidencing the Borrowers’ receipt of the Borrowers’ Notice (e.g., countersigned Borrowers’ Notice, return receipt of certified U.S. Mail, or overnight delivery), and (C) if Borrowers’ Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrowers’ application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Collateral Agent and in compliance with the Flood Laws; provided that delivery of the documents referenced in this clause (i) shall not constitute a condition precedent to the Amendment No. 4 Funding Date if the Administrative Agent and the Borrowers agree that such delivery may be made at a later date.
(j)            The Administrative Agent shall have received copies of recent Lien and judgment searches in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties party hereto (to the extent available in the jurisdiction of organization of such Loan Party).
(k)            Each of Credit Suisse AG, Credit Suisse Securities (USA) LLC, Barclays Bank PLC, Goldman Sachs Bank USA, UBS AG, Stamford Branch, UBS Securities LLC, Credit Agricole Corporate and Investment Bank, Nomura Securities International, Inc., Citigroup Global Markets Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., HSBC Bank USA, N.A., HSBC Securities (USA) Inc., Sumitomo Mitsui Banking Corporation, SunTrust Bank and SunTrust Robinson Humphrey, Inc. (collectively, the “Commitment Parties”) shall have received all fees due and payable by the Borrowers to the Commitment Parties on the Amendment No. 4 Funding Date as separately agreed to by such parties and the Borrowers shall have paid any other fees separately agreed that are due and payable on the Amendment No. 4 Funding Date.

(l)            The Borrowers shall have paid to the Administrative Agent all accrued and unpaid interest and fees on the Revolving Credit Loans and Letters of Credit outstanding under the Credit Agreement up to, but excluding, the Amendment No. 4 Funding Date.
(m)            The Administrative Agent shall have received a customary certificate from a Responsible Officer of the applicable Borrower certifying, to the effect that, (i) immediately before and after giving effect to the Alent Acquisition and the other transactions set forth in this Amendment No. 4 (including the incurrence of Loans under the Tranche B-3 Term Loan Facility, the Euro Tranche C-2 Term Loan Facility, the New Dollar Revolving Credit Facility and the New Multicurrency Revolving Credit Facility) (collectively, the “Transactions”), no Default or Event of Default under Section 9.01(a), (f) or (g) of the Credit Agreement shall have occurred and be continuing, (ii) the Specified Representations (as defined below) are true and correct in all material respects on and as of the Amendment No. 4 Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, provided that any representation and warranty that is qualified as to “materiality”, “material adverse effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates and (iii) after giving effect to the Transactions, PSP and its Subsidiaries (excluding Alent and its Subsidiaries) shall have outstanding no indebtedness other than the loans and other extensions of credit under the Credit Agreement, any indebtedness permitted to be incurred or surviving pursuant to the Alent Scheme of Arrangement, and any other indebtedness permitted by Section 8.02 of the Credit Agreement.
(n)            The Administrative Agent shall have received the circular to the shareholders of Alent issued by Alent setting out in full the terms and conditions of the Alent Scheme of Arrangement, in a form which contains the same terms and conditions as and is consistent with the announcement which, in compliance with Rule 2.7 of the City Code on Takeovers and Mergers, announced a firm intention to proceed with the Alent Scheme of Arrangement, except to the extent permitted by the terms of Clause 5 of the Interim Facility Letter dated as of July 13, 2015, as amended and restated by the Amendment and Restatement Agreements dated July 25, 2015 and August 14, 2015, from Credit Suisse AG, Cayman Islands Branch, as interim facility agent, interim lender and arranger, to PSP, as borrower (together with all schedules, appendices and annexes attached thereto, the “Interim Facility Letter”), together with any amendments thereto permitted by the terms of Clause 5 of the Interim Facility Letter.
(o)            The Administrative Agent shall have received a copy of any communications sent to holders of options in Alent or other instruments convertible into or exchangeable for shares of Alent for the purpose of making appropriate proposals pursuant to Rule 15 of the City Code on Takeovers and Mergers.
(p)            The Administrative Agent shall have received a copy of any other Scheme Document (as defined in the Interim Facility Letter) not previously delivered to the Administrative Agent, together with any applicable corporate resolutions authorizing the transactions contemplated thereby.
(q)            The Administrative Agent shall have received a certificate of PSP (signed by two directors) certifying that:
(i)            the Unconditional Date (as defined in the Interim Facility Letter) has occurred (and the date on which it occurred) and that no Acquisition Condition (as defined in the Interim Facility Letter) has been waived or modified in a manner which would breach the terms of the Interim Facility Letter;
(ii)            the Alent Scheme of Arrangement has been sanctioned by the High Court of Justice of England and Wales (the “Court”) and attaching a copy of the order of the Court (the “Court Order”) sanctioning the Alent Scheme of Arrangement following a hearing by the Court of an application to sanction the Alent Scheme of Arrangement; and
(iii)            the Court Order has been delivered to the Registrar of Companies in accordance with Section 899(4) of the U.K. Companies Act 2006, as amended, and attaching evidence of the same in the form of a date certain stamp of receipt in respect of the sanctioning of the Alent Scheme of Arrangement.
(r)            A certificate of two authorized signatories of PSP certifying that each copy document specified in clauses (n) through (q) of this Section 5 which relates to it is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this Amendment No. 4.
For purposes hereof, “Specified Representations” means the representations and warranties set forth in the Credit Agreement at Section 6.01(a) - (c), Section 6.02(a), Section 6.04, Section 6.07 (solely with respect to a Default or an Event of Default under Section 9.01(a), (f) or (g)), Section 6.14, Section 6.18 (which shall be satisfied upon delivery of a solvency certificate in the form set forth in Annex A attached hereto), Section 6.20 (it being understood that to the extent any Collateral that may not be perfected by (A) the filing of a UCC financing statement, or (B) taking delivery and possession of a stock certificate of each Borrower and each wholly-owned domestic restricted subsidiary thereof, if the perfection of Administrative Agent’s security interest in such Collateral may not be accomplished prior to the Amendment No. 4 Funding Date after PSP’s use of commercially reasonable efforts to do so and without undue burden and expense, then the perfection of the security interest in such Collateral shall not constitute a condition precedent to the availability of the New Loans on the Amendment No. 4 Funding Date but, instead, may be accomplished within 90 days after the Amendment No. 4 Funding Date or such later date that is reasonably acceptable to the Administrative Agent), Section 6.23 and Section 6.24.
Each party hereto agrees that their respective signatures to this Amendment No. 4, once delivered, are irrevocable and may not be withdrawn.  Each Lender, by delivering its signature page to this Amendment No. 4, shall be deemed to have consented to, approved and accepted each of the amendments to the Credit Agreement set forth in Section 2 hereof.
SECTION 6.                 Post-Closing Covenants.
(a)            Immediately following Completion:
(i)            PSP shall procure that Bidco executes (x) a Subsidiary Joinder Agreement (the “Joinder”), (y) an English law governed debenture securing all of its assets, including its interest in the shares Bidco will then own in Alent (the “Debenture”);
(ii)            PSP shall deliver or procure delivery of a copy of the constitutional documents of Bidco;
(iii)            PSP shall procure delivery of a board resolution of Bidco:

A.            approving the terms of, and the transactions contemplated by, the Joinder, the Credit Agreement and the Debenture and resolving that it execute, deliver and perform such documents to which it is a party;
B.            authorizing a specified person or persons to execute the Joinder and Debenture on its behalf; and
C.            authorizing a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Joinder and the Debenture;
(iv)            PSP shall procure delivery of a specimen signature of each person authorized by the resolution referred to in paragraph (iii) above in relation to the Joinder, the Debenture and all related documents;
(v)            PSP shall procure that Bidco deliver a certificate signed by a director of Bidco certifying that each copy document relating to it specified in this Section 6 is correct, complete and in full force and effect and has not been amended or superseded as at a date no earlier than the date of this letter;
(vi)            PSP shall procure that Bidco deliver a certificate signed by a director of Bidco certifying that no borrowing, guarantee or security limits or similar limit binding on Bidco will be breached by entering into the Joinder or the Debenture;
(vii)            PSP shall provide evidence that it has been appointed as New York law process agent for Bidco and that it has accepted such appointment;
(viii)            PSP shall procure that Bidco has complied with all “know your customer” requirements; and
(ix)            the Administrative Agent shall have received the executed legal opinions of (i) Latham & Watkins (London) LLP, legal advisers to the Administrative Agent as to English law, which shall be limited to customary enforceability opinions with respect to the Debenture, (ii) Burges Salmon LLP, legal advisers to PSP and Bidco as to English law, which shall be limited to customary capacity, authorization, due execution and binding obligations opinions with respect to Bidco and (iii) Paul, Weiss, Rifkind, Wharton & Garrison LLP, legal advisers to the US Borrowers as to New York law, which shall be limited to customary enforceability opinions with respect to the Joinder, in each case, in form and substance satisfactory to the Administrative Agent.
(b)            PSP shall procure that Bidco shall deliver to the Collateral Agent any share certificates, blank stock transfer forms, notices or any other documents required to be delivered in accordance with the terms of the Debenture within the time periods specified in the Debenture.
(c)            Within 30 days after the Amendment No. 4 Funding Date, Bidco shall ensure that a special resolution of Alent is passed to amend the articles of association of Alent to remove any and all pre-emption rights, restrictions on transfer of shares, company lien over shares or any other similar provision contained therein which could reasonably be expected to impair the Collateral Agent’s ability to enforce the security granted by Bidco over the shares in Alent.

(d)            Within 90 days after the Amendment No. 4 Funding Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), each existing Loan Party that is not a party hereto on the Amendment No. 4 Funding Date and each Subsidiary that is acquired in connection with the Alent Acquisition which is required to become a Loan Party under the Credit Agreement (subject to the Agreed Security Principles after giving effect to this Amendment No. 4) shall have duly executed and delivered a joinder agreement to this Amendment No. 4 or a Subsidiary Joinder Agreement, as applicable, and otherwise complied with all applicable requirements set forth under Section 7.12 of the Credit Agreement (including, without limitation, delivery of customary closing certificates, legal opinions and lien searches and compliance with all “know your customer” requirements).
(e)            Within 90 days after the Amendment No. 4 Funding Date (or such longer period as may be agreed to by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (I) amendments to the existing Mortgages reflecting the amendment of the Obligations contemplated hereby (the “Mortgage Amendments”), each in form and substance reasonably satisfactory to the Administrative Agent, with respect to the applicable Domestic Mortgaged Property, each duly executed and delivered by an authorized officer of each party thereto and in form suitable for filing and recording in all filing or recording offices that the Administrative Agent may deem necessary or desirable and (II) title searches with respect to each Domestic Mortgaged Property and, in connection with each Mortgage Amendment delivered pursuant to clause (I) above and to the extent available at commercially reasonable rates in the jurisdiction in which the applicable Domestic Mortgaged Property is located, date-down, modification, so-called “non-impairment” or other endorsements reasonably satisfactory to the Administrative Agent with respect to the applicable Title Policy insuring such Mortgage, each in form and substance reasonably satisfactory to Administrative Agent.
SECTION 7.                 Counterparts.  This Amendment No. 4 and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or e-mail of an executed counterpart of a signature page to this Amendment No. 4 and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment No. 4 and such other Loan Document.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
SECTION 8.                 Applicable Law.  THIS AMENDMENT NO. 4 AND ANY OTHER LOAN DOCUMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 4 OR ANY OTHER LOAN DOCUMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).
SECTION 9.                 Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment No. 4 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 4.

SECTION 10.              Effect of Amendment.
(a)            Except as expressly set forth herein, this Amendment No. 4 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the L/C Issuer, or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  The parties hereto expressly acknowledge that it is not their intention that this Amendment No. 4 or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein.  As of the Amendment No. 4 Funding Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 4 and the Credit Agreement shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 4 as of the Amendment No. 4 Funding Date.  This Amendment No. 4 shall constitute a Loan Document (as defined in the Credit Agreement, both before and after giving effect to the amendment thereof hereby).
(b)            On the Amendment No. 4 Funding Date, (i) each Tranche B-3 Term Loan Lender, if not already a Lender immediately prior to the Amendment No. 4 Funding Date, shall, as applicable, (A) become a “Lender” and a “Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Tranche B-3 Term Loan Commitment” set forth on such Tranche B-3 Term Loan Lender’s signature page hereto be a “Tranche B-3 Term Loan Commitment” under the Credit Agreement and such Tranche B-3 Term Loan Lender’s Tranche B-3 Term Loans be “Tranche B-3 Term Loans” under the Credit Agreement, (ii) each Euro Tranche C-2 Term Loan Lender, if not already a Lender immediately prior to the Amendment No. 4 Funding Date, shall, as applicable, (A) become a “Lender” and a “Euro Tranche C-2 Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Euro Tranche C-2 Term Loan Commitment” set forth on such Euro Tranche C-2 Term Loan Lender’s signature page hereto be a “Euro Tranche C-2 Term Loan Commitment” under the Credit Agreement and such Euro Tranche C-2 Term Loan Lender’s Euro Tranche C-2 Term Loans be “Euro Tranche C-2 Term Loans” under the Credit Agreement, (iii) each New Dollar Revolving Credit Facility Lender, if not already a Lender immediately prior to the Amendment No. 4 Funding Date, shall, as applicable, (A) become a “Lender” and a “Dollar Revolving Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “New Dollar Revolving Credit Commitment” set forth on such New Dollar Revolving Credit Facility Lender’s signature page hereto be a “Dollar Revolving Credit Commitment” under the Credit Agreement and such New Dollar Revolving Credit Facility Lender’s New Dollar Revolving Credit Loans be “Dollar Revolving Credit Loans” under the Credit Agreement and (iv) each New Multicurrency Revolving Credit Facility Lender, if not already a Lender immediately prior to the Amendment No. 4 Funding Date, shall, as applicable, (A) become a “Lender” and a “Multicurrency Revolving Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Multicurrency Revolving Credit Commitment” set forth on such New Multicurrency Revolving Credit Facility Lender’s signature page hereto be a “Multicurrency Revolving Credit Commitment” under the Credit Agreement and such New Multicurrency Revolving Credit Facility Lender’s New Multicurrency Revolving Credit Loans be “Multicurrency Revolving Credit Loans” under the Credit Agreement.

(c)            Except as provided herein, (i) the Tranche B-3 Term Loans and Euro Tranche C-2 Term Loans shall be treated as Term Loans, (ii) the New Dollar Revolving Credit Commitments and New Dollar Revolving Credit Loans shall be treated as Revolving Credit Commitments and Revolving Credit Loans, respectively, (iii) the New Multicurrency Revolving Credit Commitments and New Multicurrency Revolving Credit Loans shall be treated as Revolving Credit Commitments and Revolving Credit Loans, respectively, for all purposes under the Credit Agreement, (iii) the Amendment No. 4 Extended Dollar Revolving Credit Commitments and Amendment No. 4 Extended Dollar Revolving Credit Loans shall be treated as Revolving Credit Commitments and Revolving Credit Loans, respectively, and (iv) the Amendment No. 4 Extended Multicurrency Revolving Credit Commitments and Amendment No. 4 Extended Multicurrency Revolving Credit Loans shall be treated as Revolving Credit Commitments and Revolving Credit Loans, respectively, for all purposes under the Credit Agreement, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms.
SECTION 11.             Affirmation.  Each Loan Party which is a party hereto (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Pledge and Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and its guarantees made pursuant to the Guaranty (both before and after the Amendment No. 4 Funding Date) and (iv) confirms that its guarantee under the Guaranty and its obligations under any other Collateral Document (both before and after the Amendment No. 4 Funding Date), as applicable, shall apply to the Borrowers’ obligations under the Credit Agreement (including as amended hereby).
SECTION 12.              Submission to Jurisdiction; WAIVERS OF JURY TRIAL.  Section 11.16(b) and (c) of the Credit Agreement is hereby incorporated by reference herein.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 4 OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 13.              FATCA.
(a)              For purposes of determining withholding Taxes imposed under FATCA, the Borrowers and the Administrative Agent shall treat (and the Tranche B-3 Term Loan Lenders and the Revolving Credit Lenders party hereto hereby authorize the Administrative Agent to treat) the Tranche B-3 Term Loans and the Revolving Credit Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(b)              The Borrowers and the Administrative Agent request each Lender to provide the U.S. federal income tax documentation as required under Section 11.14 of the Credit Agreement (including documentation required under Section 11.14(c) of the Credit Agreement to allow the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment).
SECTION 14.             Lead Arrangers.  The Borrowers agree that each of Credit Suisse Securities (USA) LLC and Barclays Bank PLC (collectively, in such capacities, the “Lead Arrangers”) (a) are hereby appointed as joint lead arrangers and bookrunners for the Tranche B-3 Term Loans, the Euro Tranche C-2 Term Loans, the New Dollar Revolving Credit Facility and the New Multicurrency Revolving Credit Facility and shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arranger pursuant to Article X and Section 11.04 of the Credit Agreement and (b) except as otherwise agreed to in writing by the Borrowers and the Lead Arrangers, shall have no duties, responsibilities or liabilities with respect to this Amendment, the Credit Agreement or any other Loan Document.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of the date first above written.

MACDERMID, INCORPORATED

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Chief Operating Officer and Senior Vice President

PLATFORM SPECIALTY PRODUCTS CORPORATION

By:	/s/ Sanjiv Khattri
Name:	Sanjiv Khattri
Title:	Chief Financial Officer

MACDERMID AGRICULTURAL SOLUTIONS HOLDINGS B.V.

By:	/s/ John L. Cordani
Name:	John L. Cordani
Title:	Managing Director B

NETHERLANDS AGRICULTURAL INVESTMENT PARTNERS LLC

By:	/s/ David Jacoboski
Name:	David Jacoboski
Title:	Treasurer

[Signature Page to Amendment No. 4]

MACDERMID EUROPEAN HOLDINGS B.V.

By:	/s/ John Cordani
Name:	John Cordani
Title:	Director

MACDERMID FUNDING LLC

By:	/s/ David Jacoboski
Name:	David Jacoboski
Title:	Treasurer

 [Signature Page to Amendment No. 4]

MACDERMID HOLDINGS, LLC

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

PLATFORM DELAWARE HOLDINGS, INC.

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Chief Financial Officer and Secretary

MACDERMID EUROPEAN CAPITAL INVESTMENTS I, LLC

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

MACDERMID EUROPEAN CAPITAL INVESTMENTS II, LLC

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

[Signature Page to Amendment No. 4]

AUTOTYPE HOLDINGS (USA) INC.
BAYPORT CHEMICAL SERVICE, INC.
CANNING GUMM, LLC
ECHO INTERNATIONAL, INC.
DUTCH AGRICULTURAL INVESTMENT PARTNERS LLC
MACDERMID ANION, INC.
MACDERMID ACUMEN, INC.
MACDERMID AGRICULTURAL SOLUTIONS, INC.
MACDERMID AUTOTYPE INCORPORATED
MACDERMID BRAZIL, INC.
MACDERMID GROUP, INC.
MACDERMID HOUSTON, INC.
MACDERMID INTERNATIONAL INVESTMENTS, LLC
MACDERMID INVESTMENT CORP.
MACDERMID MAS LLC
MACDERMID OFFSHORE SOLUTIONS, LLC
MACDERMID OVERSEAS ASIA LIMITED
MACDERMID PRINTING SOLUTIONS ACUMEN, INC.
MACDERMID PRINTING SOLUTIONS, LLC
MACDERMID PUBLICATION & COATING PLATES, LLC
MACDERMID SOUTH AMERICA, INCORPORATED
MACDERMID SOUTH ATLANTIC, INCORPORATED
MACDERMID TEXAS, INC.
MACDERMID US HOLDINGS, LLC
MRD ACQUISITION CORP.
NAPP PRINTING PLATE DISTRIBUTION, INC.
NAPP SYSTEMS INC.
SPECIALTY POLYMERS, INC.
W. CANNING INC.
W. CANNING USA, LLC

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

[Signature Page to Amendment No. 4]

DYNACIRCUITS, LLC

By:	MacDermid, Incorporated, its member

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Chief Operating Officer and Senior Vice President

By:	Echo International, Inc., its member

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

MACDERMID INTERNATIONAL PARTNERS

By:	MacDermid, Incorporated, its partner

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Chief Operating Officer and Senior Vice President

By:	MacDermid Overseas Asia Limited, its partner

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

[Signature Page to Amendment No. 4]

W. CANNING LTD.

By:	MacDermid Houston, Inc., its General Partner

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

By:	MacDermid Texas, Inc., its Limited Partner

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Director

[Signature Page to Amendment No. 4]

ARYSTA LIFESCIENCE AMERICA INC.

By:	/s/ Toyokazu Matsumoto
Name:	Toyokazu Matsumoto
Title:	President

ARYSTA LIFESCIENCE MANAGEMENT COMPANY, LLC

By:	/s/ Todd Zagorec
Name:	Todd Zagorec
Title:	Manager

ARYSTA LIFESCIENCE NA HOLDING LLC

By:	Arysta LifeScience Japan Holdings Godo Kaisha, its sole member

By:	MacDermid Agricultural Solutions Inc., its managing member

By:	/s/ David Jacoboski
Name:	David Jacoboski
Title:	Treasurer

ARYSTA LIFESCIENCE NORTH AMERICA, LLC

By:	/s/ Nicole Kroner
Name:	Nicole Kroner
Title:	Manager

[Signature Page to Amendment No. 4]

ROCKVILLE VENTURE LLC

By:	MacDermid, Incorporated, its sole member

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Chief Operating Officer and Senior Vice President

VERNON-ROCKVILLE VENTURE, LLC

By:	Rockville Venture LLC, its sole member

By:	MacDermid, Incorporated, its sole member

By:	/s/ Frank Monteiro
Name:	Frank Monteiro
Title:	Chief Operating Officer and Senior Vice President

[Signature Page to Amendment No. 4]

MACDERMID HONG KONG LIMITED

By:	/s/ Thaddeus Ericson
Name:	Thaddeus Ericson
Title:	Director

MACDERMID SINGAPORE PTE. LTD.

By:	/s/ David Jacoboski
Name:	David Jacoboski
Title:	Director

MACDERMID AUTOTYPE PTE. LTD.

By:	/s/ John Cordani
Name:	John Cordani
Title:	Director

ARYSTA LIFESCIENCE ASIA PTE. LTD.

By:	/s/ Hisaya Kobayashi
Name:	Hisaya Kobayashi
Title:	Director

[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC, as Agent and L/C Issuer

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

[Signature Page to Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Tranche B-3 Term Loan Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory
Tranche B-3 Term Loan Commitment: $1,045,000,000
[Signature Page to Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Euro Tranche C-2 Term Loan Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory
Euro Tranche C-2 Term Loan Commitment: €300,000,000
[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC, as a New Dollar Revolving Credit Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President
New Dollar Revolving Credit Commitment: $15,000,000
[Signature Page to Amendment No. 4]

CITIBANK, NA
as a New Dollar Revolving Credit Lender

By:	/s/ Jyothi Narayanan
Name:	Jyothi Narayanan
Title:	Vice President

New Dollar Revolving Credit Commitment: $5,000,000
[Signature Page to Amendment No. 4]

Crédit Agricole Corporate and Investment Bank, as a New Dollar Revolving Credit Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Brad Matthews
Name:	Brad Matthews
Title:	Director
New Dollar Revolving Credit Commitment: $6,250,000
[Signature Page to Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New Dollar Revolving Credit Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory
New Dollar Revolving Credit Commitment: $15,000,000.00
[Signature Page to Amendment No. 4]

DEUTSCHE BANK AG NEW YORK BRANCH, as a New Dollar Revolving Credit Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Peter Cucchiara
Name:	Peter Cucchiara
Title:	Vice President
New Dollar Revolving Credit Commitment: $7,500,000
[Signature Page to Amendment No. 4]

GOLDMAN SACHS BANK USA,
as a New Dollar Revolving Credit Lender

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

New Dollar Revolving Credit Commitment: $3.75 million

HSBC Bank USA, National Association
as a New Dollar Revolving Credit Lender

By:	/s/ Richard Dalton
Name:	Richard Dalton
Title:	Director

New Dollar Revolving Credit Commitment: $12,500,000.00
[Signature Page to Amendment No. 4]

NOMURA CORPORATE FUNDING AMERICAS, LLC
as a New Dollar Revolving Credit Lender

By:	/s/ Carl Mayer
Name:	Carl Mayer
Title:	Managing Director

New Dollar Revolving Credit Commitment: $7,500,000
[Signature Page to Amendment No. 4]

UBS AG, Stamford Branch, as a New Dollar Revolving Credit Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director
New Dollar Revolving Credit Commitment: $15,000,000.00
[Signature Page to Amendment No. 4]

BARCLAYS BANK PLC, as a New Multicurrency
Revolving Credit Lender

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

New Multicurrency Revolving Credit Commitment: $15,000,000
[Signature Page to Amendment No. 4]

CITIBANK, NA
as a New Multicurrency Revolving Credit Lender

By:	/s/ Jyothi Narayanan
Name:	Jyothi Narayanan
Title:	Vice President

New Multicurrency Revolving Credit Commitment: $5,000,000

[Signature Page to Amendment No. 4]

Crédit Agricole Corporate and Investment Bank, as a New Multicurrency Revolving Credit Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Brad Matthews
Name:	Brad Matthews
Title:	Director
New Multicurrency Revolving Credit Commitment: $6,250,000
[Signature Page to Amendment No. 4]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New Multicurrency Revolving Credit Lender

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Michael Moreno
Name:	Michael Moreno
Title:	Authorized Signatory
New Multicurrency Revolving Credit Commitment: $15,000,000.00
[Signature Page to Amendment No. 4]

DEUTSCHE BANK AG NEW YORK BRANCH, as a New Multicurrency Revolving Credit Lender

By:	/s/ Marcus M. Tarkington
Name:	Marcus M. Tarkington
Title:	Director

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Managing Director
New Multicurrency Revolving Credit Commitment: $7,500,000
[Signature Page to Amendment No. 4]

GOLDMAN SACHS BANK USA,
as a New Multicurrency Revolving Credit Lender

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

New Multicurrency Revolving Credit Commitment: $3.75 million

HSBC Bank USA, National Association
as a New Multicurrency Revolving Credit Lender

By:	/s/ Richard Dalton
Name:	Richard Dalton
Title:	Director

New Multicurrency Revolving Credit Commitment: $12,500,000.00
[Signature Page to Amendment No. 4]

NOMURA CORPORATE FUNDING AMERICAS, LLC
as a New Multicurrency Revolving Credit Lender

By:	/s/ Carl Mayer
Name:	Carl Mayer
Title:	Managing Director

New Multicurrency Revolving Credit Commitment: $7,500,000
[Signature Page to Amendment No. 4]

UBS AG, Stamford Branch, as a New Multicurrency Revolving Credit Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director
New Multicurrency Revolving Credit Commitment: $15,000,000.00
[Signature Page to Amendment No. 4]